                                                                   EXHIBIT 10(g)

                            EXECUTIVE RETENTION PLAN
                            ------------------------
                   (as amended and restated October 29, 2002)

                                  Introduction

     McDonald's Corporation, a Delaware corporation (the "Company"), has established the Executive Retention Plan (this "Plan") effective as of October 1, 1998 (the "Effective Date"). This Plan was amended and restated on March 20, 2001, March 20, 2002 and October 29, 2002. The amendments made to this Plan by the amendment and restatement of October 29, 2002 (the "Current Restatement Date") are not applicable to any Executive (as defined in the Plan before the Current Restatement Date) whose termination of employment or Change-in-Status Date (as defined in the Plan before the Current Restatement Date) occurred before the Current Restatement Date, for whom the Plan provisions as in effect on the date of his or her termination of employment or Change-in-Status Date, as applicable, shall control.

                                    Article 1
                      Purpose; Employment Periods Generally

     1.01 Purpose. It is in the best interests of the Company and its shareholders to assure that the Company has the continued dedication of its key executives in a highly competitive global marketplace. This Plan is established to promote the retention of these key executives and provide the Company with a smooth succession process. This Plan is also intended to provide these key executives with incentives that are designed to focus their energy on contributing to the ultimate success of the Company.

     1.02 Employment Periods. (a) Definition of Employment Periods. This Plan provides for the continued employment, subject to the terms and conditions of this Plan, of the individuals identified on Appendix A as "Tier I Executives," "Tier II Executives" and "Tier III Executives" (collectively, the "Executives") during three successive periods, each of which is defined below: the Retention Period; the Transition Period; and the Continued Employment Period (collectively referred to as the "Employment Periods").

     (b) Requirement of Execution of Agreement and Continued Employment. In order to be eligible for continued employment during each successive Employment Period, with the pay and benefits set forth herein, an Executive must satisfy the requirements summarized in this Section 1.02(b) and more fully set forth below in the Plan. The Executive must properly execute the following agreements (each, an "Agreement") at the following times: (i) on or before the Executive's Change in Status Date, an Agreement substantially in the form set forth in Exhibit A (a "Transition Period Agreement"); (ii) on or before the first day of the Executive's Continued Employment Period, an Agreement substantially in the form set forth in Exhibit B (a "Continued Employment Period Agreement"); and
(iii) upon a termination of the Executive's employment at the end of the Continued Employment Period or under circumstances described in Section 7.01 below, an Agreement substantially in the form set forth in Exhibit C (a "Termination

Agreement"). In addition, the Executive must not revoke, and must comply with, such Agreements. Finally, the Executive must otherwise comply with the requirements of this Plan. An Executive may also be eligible in some cases for certain pay and benefits upon termination of his or her employment, as more fully set forth in Articles 6 and 7 below (the "Termination Benefits"). Exhibit B to each Agreement shall be completed by the Company at the time of the Agreement's preparation by the insertion of a list of the "Specified Competitors," consisting of twenty-five (25) competitors of McDonald's determined by the Company in its sole discretion.

     (c) Violations by the Executive. If an Executive commits a "Violation" (as defined below), the Company shall be entitled to cancel any and all future obligations of the Company to the Executive under this Plan and recoup the value of all Relevant Prior Benefits (as defined below), together with the Company's costs and reasonable attorney's fees. In addition, the Company shall be entitled to pursue any other remedy available to enforce the terms of the Executive's Agreements. A "Violation" shall have occurred if an Executive (i) files a lawsuit, charge, complaint or other claim asserting any claim or demand within the scope of the releases given in any of his or her Agreements, (ii) fails properly to execute and deliver a required Agreement, or (iii) purports to revoke any of his or her Agreements. The "Relevant Prior Benefits" means (i) in the case of a Violation committed by an Executive during an Employment Period, all payments and benefits that have been provided to the Executive under this Plan during that Employment Period, and (ii) in the case of a Violation committed by an Executive after termination of the Executive's employment, all Termination Benefits provided to the Executive under the Plan.

     (d) Status and Benefits Generally during Employment Periods. During an Executive's continued employment during each of his or her Employment Periods, except as otherwise specifically provided in this Plan: (i) the Executive shall be entitled to participate in the Company's employee compensation plans, practices, policies and programs as in effect from time to time, including without limitation all equity compensation, bonus and other incentive compensation plans, policies and programs (collectively, the "Compensation Plans"), to the extent that the Executive is eligible under, and in accordance with, the applicable terms and conditions thereof as modified by this Plan; and
(ii) the Executive shall be entitled to participate in the Company's employee benefit plans, practices, policies and programs as in effect from time to time (collectively, the "Employee Plans"), to the extent that the Executive is eligible under, and in accordance with, the applicable terms and conditions thereof. Without limiting the generality of the foregoing, except as specifically provided in Section 7.01(b) below, during an Executive's Employment Periods and upon and following the termination of his or her employment for any reason, the Executive's stock options shall continue to vest, be exercisable, expire and otherwise be subject to the express terms of the related stock option plan and the applicable Golden M Certificate (or other applicable award agreement).

     (e) Deferred Compensation Plans. Without limiting the generality of Section 1.02(d) above, except as specifically provided in Section 4.02(b) below, amounts paid to an Executive during the Executive's Employment Periods shall be treated as "compensation" for purposes of the McDonald's Corporation Profit Sharing and Savings Plan, McDonald's Corporation Supplemental Profit Sharing and Savings Plan and any successor or other deferred compensation plans for which the Executive may be eligible (collectively, the "Deferred

Compensation Plans") and all life insurance benefit plans sponsored by McDonald's Corporation, in each case to the extent permitted by the terms of such plans as in effect from time to time. No requirement that the Company make payments under this Plan to an Executive shall be considered violated by the Company's crediting all or any portion thereof to the Executive's account under any Deferred Compensation Plan in which the Executive is eligible to participate, to the extent that the Executive has elected to defer such payment under the terms of such Deferred Compensation Plan.

                                    Article 2
                               Plan Administration

     2.01 The Committee. The Compensation Committee of the Board of Directors of the Company (the "Board"), as such committee is constituted from time to time (the "Committee"), shall have overall responsibility for the establishment, amendment, administration and operation of this Plan. The Committee shall have the responsibilities and duties and powers under this Plan which are not specifically delegated to anyone else, including without limitation the following powers:

     (i) subject to any limitations under this Plan or applicable law, to make and enforce such rules and regulations of this Plan and prescribe the use of such forms as it shall deem necessary for the efficient administration of this Plan;

     (ii) to require any person to furnish such information as it may reasonably request as a condition to receiving any benefit under this Plan;

     (iii) to decide on questions concerning this Plan;

     (iv) to amend Appendix A hereto to add additional Executives, to delete Executives whose employment has terminated without the right to receive any additional benefits under this Plan or whose rights hereunder have been satisfied in full, and to reflect any changes that are agreed with the affected Executives;

     (v) to compute or cause to be computed the amount of benefits which shall be payable to any person in accordance with the provisions of this Plan; and

     (vi) to appoint and remove, as it deems advisable, the Plan Administrator.

     2.02 The Plan Administrator. The Committee may appoint a Plan Administrator who may (but need not) be a member of the Committee, and in the absence of such appointment, the Committee shall be the Plan Administrator. The Plan Administrator shall perform the administrative responsibilities delegated to the Plan Administrator from time to time by the Committee.

     2.03 Discretionary Power of the Committee. The Committee from time to time may establish rules for the administration of this Plan. The Committee shall have the sole discretion to make decisions and take any action with respect to questions arising in connection with this Plan, including without limitation the construction and interpretation of this Plan and the determination of eligibility for and the amount of benefits under this Plan. The decisions or actions of the Committee as to any questions arising in connection with this Plan, including without limitation the construction and interpretation of this Plan, shall be final and binding upon all Executives and their respective beneficiaries.

     2.04 Action of the Committee. The Committee may act at a meeting, including without limitation a telephonic meeting, by the consent of a majority of the members of the Committee at the time in office, or without a meeting, by the unanimous written consent of the individual members of the Committee. An executed document signed by an individual member of the Committee and transmitted by facsimile shall be valid as the original signed document for all purposes. Any person dealing with the Committee shall be entitled to rely upon a certificate of any member of the Committee, or the Secretary or any Assistant Secretary of the Company, as to any act or determination of the Committee.

     2.05 Advisors and Agents of the Committee. The Committee may, subject to periodic review, (a) authorize one or more of its members or an agent to execute or deliver any instrument, and make any payment on its behalf, and (b) utilize the services of associates and engage accountants, agents, legal counsel, record keepers, professional consultants (any of whom may also be serving the Company) or authorized Company personnel to assist in the administration of this Plan or to render advice with regard to any responsibility or issue arising under this Plan.

     2.06 Records and Reports of the Committee. The Committee shall maintain records and accounts relating to the administration of this Plan. An Executive shall be entitled to review any records relating to his or her individual participation in this Plan and to make copies of such records upon written request to the Committee.

     2.07 Liability of the Committee; Indemnification. The members of the Committee and the Plan Administrator shall have no liability with respect to any action or omission made by them in good faith nor from any action or omission made in reliance upon (a) the advice or opinion of any accountant, legal counsel, medical adviser or other professional consultant, or (b) any resolutions of the Committee or the Board certified by the Secretary or Assistant Secretary of the Company. Each member of the Committee and the Plan Administrator shall be indemnified, defended and held harmless by the Company and its respective successors against all claims, liabilities, fines and penalties and all expenses (including without limitation reasonable attorneys' fees and disbursements and other professional costs incurred in enforcing this provision) reasonably incurred by or imposed upon such individual which arise as a result of his or her actions or failure to act in connection with the operation and administration of this Plan, to the extent lawfully allowable and to the extent that such claim, liability, fine, penalty or expense is not paid for by liability insurance purchased by or paid for by the Company or an affiliate thereof. Notwithstanding the foregoing, the Company shall not indemnify any person for any such amount incurred through any settlement or compromise of any action unless the Company consents in writing to such settlement or compromise, which consent shall not be unreasonably withheld.

     2.08 Plan Expenses. All expenses under or relating to this Plan shall be paid from the general assets of the Company. To the extent required by applicable law, the Company may require any member of the Committee to furnish a fidelity bond satisfactory to the Company.

     2.09 Service in More than One Capacity. Any person or group of persons may serve this Plan in more than one capacity.

     2.10 Named Fiduciary. The named fiduciary of this Plan shall be the Committee.

     2.11 Delegation of Responsibility. The Committee shall have the authority to delegate from time to time, in writing, all or any part of its responsibilities under this Plan to one or more members of the Committee. The Committee may also delegate administrative functions to the Plan Administrator pursuant to Section 2.02 above. The Committee may in the same manner revise or revoke any such delegation of responsibility. Any action of the delegate in the exercise of such delegated responsibilities shall have the same force and effect for all purposes hereunder as if such action had been taken by the Committee. The Committee shall not be liable for any acts or omissions of any such delegate. The delegate shall periodically report to the Committee concerning the discharge of the delegated responsibilities.

     2.12 Filing a Claim. (a) Each individual eligible for benefits under this Plan ("Claimant") may submit a claim for benefits ("Claim") to the Plan Administrator in writing on a form provided or approved by the Plan Administrator or, if no such form has been so provided or approved, in a written document that specifies, in reasonable detail, facts and circumstances and the applicable Plan provisions which the Claimant believes entitle him or her to compensation or benefits under this Plan. A Claimant shall have no right to seek review of a denial of benefits, or to bring any action in any court to enforce a Claim, prior to his or her filing a Claim and exhausting his or her rights to review under this Article 2.

     (b) When a Claim has been filed properly, it shall be evaluated and the Claimant shall be notified of the approval or the denial of the Claim within 45 days after the receipt of such Claim unless special circumstances require an extension of time for processing the Claim. If such an extension is required, written notice of the extension shall be furnished to the Claimant prior to the end of the initial 45-day period, which notice shall specify the special circumstances requiring an extension and the date by which a final decision will be reached (which date shall not be later than 90 days after the date on which the Claim was filed). A Claimant shall be given a written notice in which the Claimant shall be advised as to whether the Claim is granted or denied, in whole or in part. If a Claim is denied, in whole or in part, the notice shall contain
(i) the specific reasons for the denial, (ii) references to pertinent Plan provisions upon which the denial is based, (iii) a description of any additional material or information necessary to perfect the Claim and an explanation of why such material or information is necessary, and (iv) the Claimant's right to seek review of the denial.

     (c) An election to become a Transition Officer pursuant to Section 4.01 shall not be considered a Claim and shall not be subject to this Section 2.12.

     2.13 Review of Claim Denial. (a) If a Claim is denied, in whole or in part, the Claimant shall have the right to (i) request a review of the denial by the Committee or its delegate, (ii) review pertinent documents, (iii) submit issues and comments in writing to the Committee, and (iv) appear before the Committee in person to present such issues and comments; provided that the Claimant files a written request for review with the Committee within 60 days after the Claimant's receipt of written notice of the denial. Within 60 days after the Committee receives a request for review, the review shall be made and the Claimant shall be advised in writing of the decision on review, unless special circumstances require an extension of time for such review, in which case the Claimant shall be given a written notice within such initial 60-day period specifying the reasons for the extension and when such review shall be completed; provided that such review shall be completed within 120 days after the filing of the request for review. The Committee's decision on review shall be sent to the Claimant in writing and shall include (i) specific reasons for the decision, and (ii) references to Plan provisions upon which the decision is based. A decision on review shall be binding on all persons for all purposes.

     If a Claimant shall fail to file a request for review in accordance with the procedures herein outlined, such Claimant shall have no right to obtain such a review or to bring an action in any court, and the denial of the Claim shall become final and binding on all persons for all purposes except upon a showing of good cause for such failure.

                                    Article 3
                                Retention Period

     During an Executive's Retention Period (as defined in the next sentence), the Executive shall remain employed by the Company as an officer, on an at-will basis. Each Executive's "Retention Period" shall mean the period commencing on the Executive's Plan Start Date and ending on the later of the Executive's End Date (as specified on Appendix A) or the day before the Executive's Change-in-Status Date (as determined pursuant to Section 4.01 below).

                                    Article 4
                                Transition Period

     4.01 Election to Become a Transition Officer. (a) Transition Officer. Subject to the conditions set forth below, each Executive may elect to become a "Transition Officer" entitled to the benefits provided to Transition Officers hereunder (the "Transition Benefits"), effective on a date (hereinafter referred to as the Executive's "Change-in-Status Date") not earlier than the day after the Executive's End Date.

     (b) Conditions. The conditions that must be satisfied in order for an Executive's election to become a Transition Officer to be effective are as follows: (i) the Executive must remain employed by the Company through the end of his or her Retention Period; (ii) the Executive must properly execute a Transition Period Agreement not later than the Change-in-Status Date; (iii) the Executive must not revoke such Transition Period Agreement; (iv) in the case of a Tier II Executive or a Tier III Executive whose Change-in-Status Date occurs before his or her 62nd birthday, a successor to the Executive must have been selected by the Company and approved by the Chief Executive Officer of the Company (the "CEO") in the CEO's sole discretion; and (v) in the case of an Executive whose Change-in-Status Date occurs before his or her 62nd birthday, the Committee or the CEO, as applicable, must consent to the Executive's becoming a Transition Officer, in accordance with Section 4.01(c) below.

     (c) Election. An Executive shall make an election to become a Transition Officer by delivering to the Committee (in the case of an election by the CEO) or to the CEO (in the case of an election by any other Executive) a written notice indicating the proposed Change-in-Status Date, on such form as the Committee may from time to time prescribe. If the proposed Change-in-Status Date occurs before the Executive's 62nd birthday, the Committee or the CEO, as applicable, shall notify the Executive whether such election is accepted. If the proposed Change-in-Status Date occurs on or after the Executive's 62nd birthday, such election shall automatically be deemed accepted. If such election is accepted or deemed accepted, the Committee or the CEO, as applicable, shall also
(1) notify the Executive whether the actual Change-in-Status Date will be the date proposed by the Executive or a later or earlier date reasonably selected by the Committee or the CEO, as applicable (but in no event earlier than the Executive's End Date), and (2) enclose with such notice the Transition Period Agreement for execution by the Executive.

     (d) Transition Period. If an Executive properly executes and returns the Transition Period Agreement, does not revoke the Transition Period Agreement and satisfies the other conditions set forth above, his or her election to become a Transition Officer shall become effective upon the applicable Change-in-Status Date, and the Executive shall thereafter serve as a Transition Officer during a number of months (the "Transition Period") equal to the lesser of (i) the number of the Executive's Years of Service (as defined below), or (ii) 18 months, subject to the provisions of this Plan. An Executive's "Years of Service" shall equal the number of 12-month intervals during the period beginning on the earlier of the Executive's historical service date or company service date and ending on the Change-in-Status Date, rounded down to the nearest complete 12-month interval (e.g., a period of 128 months and 3 days shall equal 10 "Years of Service").

     4.02 Transition Benefits. (a) Base Salary. During an Executive's Transition Period, the Company shall pay the Executive a base salary at the annualized rate in effect on the day immediately preceding the Change-in-Status Date, but in no event lower than the highest base salary in effect at any time between the Executive's Plan Start Date and Change-in-Status Date, provided that the base salary payable under this Section 4.02(a) shall be reduced in accordance with any across-the-board reductions approved by the Committee prior to the Change-in-Status Date, which reductions affect Company officers generally. (The annualized amount of such base salary as in effect from time to time is referred to as the "Annual Base Salary.") In no event shall an Executive be eligible for merit increases in base salary during his or her Transition Period.

     (b) Annual Bonus. In respect of each calendar year which ends during or on the last day of an Executive's Transition Period, the Company shall pay to the Executive an Annual Bonus (as defined below) in a lump sum on April 1st of the following year (or such other date on which bonuses for such year are paid to participants in the Company's Target Incentive Program or any successor plan ("TIP") generally). If the Transition Period ends on a date other than the last day of a calendar year, the Company shall pay to the Executive (in lieu of an Annual Bonus) a Prorated Annual Bonus (as defined below) in a lump sum in cash within 60 days after the end of the Transition Period. The Executive shall not be entitled to elect to defer any portion of the Prorated Annual Bonus under any Deferred Compensation Plan.

     For purposes of this Plan,

          (i) "Annual Bonus" shall mean an annual bonus equal to the product of the Annual Base Salary and the Full Target Percentage (as defined below);

          (ii) "Full Target Percentage" shall mean the target percentage which the Executive was eligible to receive under TIP on the day immediately preceding the Change-in-Status Date without any adjustment, but in no event lower than the Executive's highest target percentage in effect at any time between the Executive's Plan Start Date and Change-in-Status Date, provided that the target percentage shall be reduced in accordance with any across-the-board reductions approved by the Committee prior to the Change-in-Status Date which reductions affect Company officers generally; and

          (iii) "Prorated Annual Bonus" shall mean a bonus in an amount equal to the Annual Bonus multiplied by a fraction, the numerator of which is the number of days which have elapsed during the calendar year in question through the last day of the Transition Period, and the denominator of which is 365.

     (c) Three-Year Incentive Plan Awards. During an Executive's Transition Period, any outstanding awards that the Executive has been granted under the Company's Three-Year Incentive Plan or any successor plan ("LTIP") shall continue to vest and become payable in accordance with the Company's policies as in effect from time to time; provided, that such LTIP awards ("LTIP Awards") shall be computed by reference to 100% of the target percentage the Executive would have received pursuant to the terms of the original LTIP grant without any adjustment; and provided, further, that in the case of a Tier III Executive, such an LTIP Award shall not be paid unless the minimum corporate performance thresholds for the applicable performance period are met.

     (d) Benefit Programs and Policies. During an Executive's Transition Period, he or she shall participate in Employee Plans and Compensation Plans as provided in Section 1.02(d) above, except that: (i) the Executive shall not be eligible to participate in TIP except to the extent and on the terms provided for above in this Section 4.02; (ii) no new stock option grants shall be made to the Executive; (iii) no new awards shall be granted to the Executive under LTIP;
(iv) no other new awards shall be granted to the Executive under any Compensation Plans; (v) the Executive shall not be entitled to participate in any other Compensation Plans; and (vi) the effect of the Executive's entering the Transition Period for any incentive awards that the Executive holds immediately before his or her Change in Status Date that are not specifically provided for above shall be as provided in the applicable plans and/or agreements.

     4.03 Duties During Transition Period. During an Executive's Transition Period, the Executive shall serve as an officer of the Company in a position that is less senior than his or her position during the Retention Period (and in any case not an executive officer position), and shall devote substantially all of his or her normal business time and efforts to the business of the Company, its subsidiaries and its affiliates, the amount of such time to be sufficient to permit him or her to diligently and faithfully serve and endeavor to further its interests to the best of his or her ability. Subject to the foregoing, and to the requirements of the Executive's Agreement(s) then in effect, the Executive may participate in various civic and philanthropic activities, may serve on boards of directors and committees of not-for-profit organizations of the Executive's choice, and, to the extent consistent with the policies of the Company, may serve as a non-employee director of one or more corporations (unless the Committee concludes that such service would be inappropriate or not in the best interests of the Company).

                                    Article 5
                           Continued Employment Period

     5.01 Employee Status. For the five-year period beginning immediately following the end of the Transition Period (the "Continued Employment Period"), the Executive shall serve as a staff employee of the Company, with the pay and benefits provided for in this Article 5, provided that the Executive: (a) remains an employee of the Company through the end of his or her Transition Period; (b) properly executes a Continued Employment Period Agreement not later than the last day of the Transition Period; (c) does not revoke such Continued Employment Period Agreement; and (d) complies with all Agreements that he or she is required under this Plan to execute.

     5.02 Continued Employment Benefits. (a) Base Salary. During an Executive's Continued Employment Period, the Company shall pay the Executive a base salary (the "Continued Employment Period Salary") at an annual rate equal to a percentage of his or her Annual Base Salary as in effect at the end of the Transition Period, which percentage is set forth opposite his or her name on Appendix A hereto. In no event shall an Executive be eligible for merit increases in base salary during his or her Continued Employment Period.

     (b) Three-Year Incentive Plan Awards. During an Executive's Continued Employment Period, any outstanding awards under LTIP shall be treated as provided in Section 4.02(c) above.

     (c) Benefit Programs and Policies. During an Executive's Continued Employment Period, he or she shall participate in Employee Plans and Compensation Plans as provided in Section 1.02(d) above, except that: (i) the Executive shall not be eligible to participate in TIP; (ii) no new stock option grants shall be made to the Executive; (iii) no new awards shall be granted to the Executive under LTIP; (iv) no other new awards shall be granted to the Executive under any Compensation Plans; (v) the Executive shall not be entitled to participate in any other Compensation Plans; and (vi) the effect of the Executive's entering the Continued Employment Period for any incentive awards that the Executive holds immediately before the beginning of his or her Continued Employment Period that are not specifically provided for above shall be as provided in the applicable plans and/or agreements.

     5.03 Time Devoted to Duties During Continued Employment Period. During an Executive's Continued Employment Period, the Executive shall devote such time to the business of the Company as may be reasonably requested by the Company from time to time, which requests shall be appropriate taking into account the compensation the Executive is receiving hereunder and the Executive's outside activities, services and arrangements permitted by the next sentence; provided, that in any event the Executive may be required by the Company to devote sufficient time to qualify for "part-time benefits-eligible" status (which is 20 hours per week, as of the Current Restatement Date). During the Continued Employment Period, the Executive may participate in various civic and philanthropic activities, may serve on boards of directors and committees of not-for-profit organizations of the Executive's choice, may serve as a member of one or more corporate boards of directors and may engage in a full-time employment arrangement with another organization of the Executive's choice, provided that such activities do not violate the Executive's obligations under the Executive's Agreement(s) then in effect.

     5.04 No Offset. In the event that an Executive shall engage in any employment arrangement permitted by Section 5.03 above (including without limitation self-employment) during the Continued Employment Period, no amount paid to or earned by such Executive therefrom shall reduce any payments or other benefits due such Executive pursuant to this Plan.

                                    Article 6
                            Termination of Employment

     6.01 Death or Disability. An Executive's employment shall terminate automatically upon his or her death during any Employment Period. In the event that (a) the Committee determines in good faith that an Executive is suffering from a "Disability" (together with its various cognates, as defined below) and
(b) the appropriate decisionmaker under any applicable Company plan or program providing long-term disability benefits to the Executive (a "Disability Plan") similarly determines that the Executive is eligible for such benefits by virtue of the Executive's disability (as defined for purposes of such plan or program), the Company may deliver to the Executive written notice (a "Disability Termination Notice") in accordance with Section 6.05 above of the Company's intention to terminate the Executive's employment. In such event, the Executive's employment shall terminate effective on the later of (y) the 30th day after receipt of such Disability Termination Notice by the Executive or (z) the first date on which the Executive becomes eligible for long-term disability benefits under the principal Disability Plan applicable to the Executive, (the "Disability Effective Date"), provided, however, that (1) in the interim the Executive shall not have returned to full-time performance of the Executive's duties, and/or (2) the Executive shall not have delivered to the Committee within 30 days of receipt of a Disability Termination Notice a written objection thereto (an "Objection"). In the event of a timely Objection, any termination of the Executive shall be suspended and the Executive shall be promptly examined by two physicians or other professionals skilled in the relevant field, one selected by the Executive and one by the Committee. Each of the two professionals shall issue a written opinion within 15 days following the completion of his or her examination as to whether the Executive is Disabled in accordance with the definition provided in this Plan. If the two professionals agree, each of the Executive and the Company shall be bound by their joint conclusion. If the two professionals disagree, they shall jointly agree on a third professional to conduct a similar examination. Each of the Executive and the Company shall be bound by the conclusion of such third professional. The Executive agrees to each such examination and to waive any confidentiality rights necessary to allow each of the professionals conducting such examinations to do so. The Company shall pay all fees and costs of all such examinations. In the event of a disagreement as to the determination of the Executive's disability for purposes of a Disability Plan, such disagreement shall be resolved as provided for in such Disability Plan. For purposes of this Plan, the term "Disability" shall mean the material inability of the Executive, due to injury, illness, disease or bodily, mental or emotional infirmity, to carry out the job responsibilities which such Executive held or the tasks to which such Executive was assigned at the time of the incurrence of such Disability, which inability is reasonably expected to be permanent or of indefinite duration exceeding one year.

     6.02 Cause. The Company may terminate an Executive's employment at any time for Cause. For purposes of this Plan, "Cause" means: (i) the willful failure of an Executive to perform substantially all of the Executive's material duties with the Company (other than any failure resulting from incapacity resulting from physical or mental illness), after written demand for substantial performance is delivered to the Executive by the Committee or the CEO; or (ii) a willful violation of the Company's material rules and policies (including without limitation the Standards of Business Conduct) as in effect from time to time; or (iii) the Executive's commission of any act or acts involving dishonesty, breach of fiduciary obligation to the Company, fraud, illegality, malfeasance or moral turpitude; or (iv) the Executive commits a criminal or civil violation or other improper act involving fraud or dishonesty; or (v) the Executive is found liable for or guilty in a civil matter of engaging in discriminatory conduct in violation of any labor or employment laws or in violating or contributing to a violation of an employee's civil rights; or (vi) the Executive materially breaches the terms of the Plan by revoking any Agreement that the Executive is required to execute, or by failing properly to execute, or violating any one or more of the provisions of, any Agreement that the Executive is required to execute; or (vii) the Executive refuses to carry out clearly assigned material duties or is otherwise insubordinate. Any act or failure to act, on the part of an Executive, that is described in clause (i),
(ii), (vi) or (vii) of the preceding sentence of which the Committee receives actual notice shall not be considered "Cause" unless the Committee, the Board or an executive officer of the Company notifies the Executive that such act or failure to act is or may be considered "Cause" within one year after the Committee first receives such actual notice. For purposes of this provision, no act or failure to act, on the part of an Executive, shall be considered "willful," unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act, or failure to act, on the part of an Executive, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the CEO or an officer of the Company senior in rank to the Executive to whom the Executive reports or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company. The cessation of employment of an Executive shall not be deemed to be for Cause unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of a majority of the Board at a meeting of the Board called and held upon appropriate notice (after reasonable notice is provided to the Executive and the Executive is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the

Board, the Executive is guilty of the conduct described in this paragraph, and specifying the particulars thereof in detail.

     6.03 Good Reason. During a Tier I Executive's Retention Period and Transition Period, the Tier I Executive may terminate his or her employment at any time for Good Reason. For purposes of this Plan, "Good Reason" shall mean:

          (a) the assignment to the Executive of any duties inconsistent in any respect with the Executive's position (including without limitation status, offices, titles and reporting requirements), authority, duties or responsibilities as of the Executive's Plan Start Date, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose (1) an isolated, insubstantial and inadvertent action, and (2) any material change in status, duties and responsibilities that is expressly contemplated by this Plan; or

          (b) the relocation of the Executive's principal place of employment to a location outside the greater Chicago metropolitan area.

Notwithstanding the foregoing: (A) a Tier I Executive's termination of his or her employment shall not be considered to be for Good Reason if he or she has consented in writing to the occurrence of the event that constitutes Good Reason; and (B) a Tier I Executive's termination of his or her employment shall not be considered to be for Good Reason unless the Executive shall have delivered a written notice to the Committee within 30 days of his or her first having actual knowledge of the occurrence of the event that constitutes Good Reason, stating that he or she intends to terminate his or her employment for Good Reason and specifying the factual basis for such termination, and such event is not cured within 30 days of the Committee's receipt of such notice.

     6.04 Termination of Employment By the Company For Any Other Reason. During an Executive's Retention Period, the Company may also terminate the Executive's employment for any reason other than Cause by written notice to the Executive in accordance with Section 6.05 below of its intention to terminate the Executive's employment. During an Executive's Transition Period and Continued Employment Period, the Company may not terminate the Executive's employment other than for Cause or Disability.

     6.05 Notice of Termination. Any termination of an Executive's employment by the Company or the Executive pursuant to this Article 6 shall be communicated by Notice of Termination to the other party hereto given in accordance with this
Section 6.05. For purposes of this Plan, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Plan relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated, and (iii) if the Date of Termination (as defined in Section 6.06 below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than 30 days after the giving of such notice). The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Executive or the Company, respectively, hereunder or preclude the Executive or the Company, respectively, from asserting such fact or circumstance in enforcing the Executive's or the Company's rights hereunder.

     6.06 Date of Termination. "Date of Termination" means (i) if an Executive's employment is terminated other than as a result of the Executive's death or Disability, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be, (ii) if the Executive's employment is terminated as a result of the Executive's death, the date of death, and (iii) if the Executive's employment is terminated as a result of the Executive's Disability, the Disability Effective Date.

                                    Article 7
                   Obligations of the Company upon Termination

     7.01 By an Executive for Good Reason; By the Company Other Than for Cause. This Section 7.01 sets forth the consequences of the following terminations of employment: (i) a termination of the employment of a Tier I, Tier II or Tier III Executive by the Company during his or her Retention Period other than for Cause; and (ii) a termination by a Tier I Executive of his or her employment for Good Reason during his or her Retention Period or Transition Period. In each such case, provided that the Executive properly executes a Termination Agreement, does not revoke such Termination Agreement, and complies with all Agreements that he or she is required under this Plan to execute:

          (a) the Company shall pay the following amounts (collectively, the "Termination Payments") to the Executive in a lump sum in cash:

               (i)   the Accrued Obligations (as defined below),

               (ii)  the Earned Bonus (as defined below), if any,

               (iii) the Severance Benefit (as defined below), and

               (iv)  the Welfare Benefit (as defined below); and

          (b) the following categories of stock options shall vest as of the Executive's Date of Termination and remain exercisable until the first to occur of (x) the fifth anniversary (if the Executive is a Tier I Executive or a Tier II Executive) or the third anniversary (if the Executive is a Tier III Executive) of the Date of Termination, or (y) the latest date on which such options would have expired, had the Executive's employment not terminated (i) all options that are vested as of the Executive's Date of Termination; and (ii) all options that would have vested within five years (if the Executive is a Tier I Executive or a Tier II Executive) or within three years (if the Executive is a Tier III Executive) following the Executive's Date of Termination, if the Executive had remained employed by the Company.

The Termination Payments shall be paid not later than the latest of (1) the 60th day following the Date of Termination, (2) the first day on which the Executive has properly executed the Termination Agreement and the Termination Agreement has ceased to be revocable (and has not been revoked), and (3) in the case of any Earned Bonus for a year that ends during the Executive's Retention Period, the date on which bonuses under TIP for such year are paid to TIP participants generally.

     For purposes of this Plan:

          (A) "Accrued Obligations" shall mean the sum of (1) any unpaid base salary accrued through the Date of Termination ("Accrued Salary"), (2) if the Date of Termination occurs before the end of the Transition Period, the product of (x) the Annual Bonus that would have been payable for the calendar year in which the Date of Termination occurs, if the Executive's employment had not terminated, and (y) a fraction, the numerator of which is the number of days in such calendar year through the Date of Termination, and the denominator of which is 365, and (3) any accrued vacation pay, in each case to the extent not previously paid;

          (B) "Discount Rate" shall mean the interest rate equal to the Prime Rate as reported in The Wall Street Journal, Midwest Edition, as in effect on the Date of Termination;

          (C) "Earned Bonus" means any annual bonus under TIP in respect of any calendar year ended on or before the Date of Termination to which the Executive would have been entitled under TIP (if the Date of Termination is during the Retention Period) and under this Plan (if the Date of Termination is during the Transition Period), if his or her employment had not terminated;

          (D) "Severance Benefit" means a lump sum payment equal to (the aggregate amounts of Annual Base Salary, Annual Bonuses and/or Continued Employment Period Salary that would have been payable to the Executive if his or her employment had continued through the end of the Continued Employment Period, discounted from the scheduled payment dates to the Date of Termination by reference to the Discount Rate;

          (E) "Target Percentage" shall mean the target percentage of the annual bonus that the Executive was eligible to receive under TIP on the day immediately preceding the Change-in-Status Date without any adjustment, but in no event lower than the Executive's highest target percentage in effect at any time between the Executive's Plan Start Date and Change-in-Status Date, provided that the target percentage shall be reduced to reflect any across-the-board reductions implemented by the Committee prior to the Change-in-Status Date, which reductions affect Company officers generally; and

          (F) "Welfare Benefit" shall mean a lump sum payment in lieu of continued participation in those Benefit Plans that provide health, medical, dental and life insurance benefits an amount equal to the estimated cost that the Company would have incurred to provide benefits under such plans to the Executive through the end of the Continued Employment Period (as reasonably determined by the Committee in its sole discretion on the Date of Termination).

In determining the Severance Benefit and the Welfare Benefit, the following rules shall apply. If an Executive's employment has terminated during his or her Retention Period, such amounts shall be determined as if Date of Termination had been his or her Change-in-Status Date, and he or she had remained employed during the Transition Period and a full five-year Continued Employment Period thereafter. If an Executive's employment has terminated during his or her Transition Period, such amounts shall be determined as if he or she shall had remained employed during the remainder of the Transition Period and for a full five-year Continued Employment Period thereafter.

     7.02 Death; Disability. If, during any of an Executive's Employment Periods, the Executive dies or the Executive's employment is terminated by reason of Disability, the Company shall have no further obligations to the Executive or the Executive's legal representatives pursuant to this Plan, other than for:

          (a) payment of Accrued Salary through the Date of Termination and any Earned Bonus for a year that ends after the Retention Period in a lump sum in cash within 60 days of the Date of Termination, and any Earned Bonus for a year that ends during the Retention Period at the same time as bonuses under TIP for that year are paid to TIP participants generally; and

          (b) payment or provision of death benefits or disability benefits, as applicable, equal to the benefits provided by the Company to the estates and beneficiaries of other employees of the Company at the level in which the Executive was serving at the time of his or her death or termination for Disability, as applicable.

     7.03 By the Company for Cause. If an Executive's employment is terminated during any of his or her Employment Periods by the Company for Cause, the Company shall have no further obligations to the Executive pursuant to this Plan other than to pay the Executive his or her Accrued Salary through the Date of Termination in a lump sum in cash within 60 days after the Date of Termination.

     7.04 By a Tier I Executive Without Good Reason or a Tier II or Tier III Executive for any Reason. If (a) a Tier I Executive terminates his or her employment during his or her Retention Period or Transition Period without Good Reason, or during his or her Continued Employment Period for any reason, or (b) a Tier II or Tier III Executive terminates his or her employment during any of his or her Employment Periods for any reason or no reason, the Company shall have no obligation to the Executive pursuant to this Plan other than to pay the

Executive his or her Accrued Salary through the Date of Termination and any Earned Bonus for a year that ends after the Retention Period in a lump sum in cash within 60 days of the Date of Termination, and any Earned Bonus for a year that ends during the Retention Period at the same time as bonuses for that year under TIP are paid to TIP participants generally.

     7.05 Change of Control Employment Agreement. Notwithstanding any other provision of this Plan, in no event shall an Executive be entitled to receive Termination Benefits under this Plan in connection with a termination of employment for which the Executive is eligible to elect, and does elect, to receive severance benefits under a change of control employment agreement with the Company.

                                    Article 8
                          Legal Fees and Other Expenses

     8.01 Entitlement to Reimbursement. If an Executive incurs legal and other fees or other expenses in a good faith effort to obtain pay or benefits under this Plan, regardless of whether the Executive ultimately prevails, the Company shall reimburse the Executive on a monthly basis upon the written request for such fees and expenses to the extent not reimbursed under the Company's officers and directors liability insurance policy, if any. The existence of any controlling case or regulatory law which is directly inconsistent with the position taken by the Executive shall be evidence that the Executive did not act in good faith.

     8.02 Method of Reimbursement. Reimbursement of legal fees and expenses under this Article 8 shall be made monthly upon the written submission of a request for reimbursement, together with evidence that such fees and expenses are due and payable or were paid by the Executive. If the Company shall have reimbursed the Executive for legal fees and expenses and it is later determined that the Executive was not acting in good faith, all amounts paid on behalf of, or reimbursed to, the Executive shall be promptly refunded to the Company.

                                    Article 9
                     Amendment and Termination of this Plan

     This Plan shall be effective on the Effective Date and shall remain in effect until the later of (i) October 24, 2007, or (ii) a date that is two years after the date on which the Company gives written notice to all Executives of its intention to terminate this Plan. The Company has the right to amend this Plan in whole or in part at any time; provided that no amendment of this Plan shall be effective as to any Executive who is or may reasonably be expected to be materially adversely affected thereby (an "Affected Executive") until the later of (i) October 1, 2004, or (ii) a date that is two years after the date on which the Company gives written notice to all Affected Executives of its intention to adopt such amendment, unless such Executive consents in writing. Notwithstanding the foregoing, no Plan termination or amendment shall become effective during the Transition Period or Continued Employment Period as to any Affected Executive unless such Executive consents in writing. Any purported Plan termination or amendment in violation of this Article 9 shall be void and of no effect.

                                   Article 10
                            Miscellaneous Provisions

     10.01 Successors. This Plan shall be binding upon the Company and its successors and assigns.

     10.02 Executive Information. Each Executive shall notify the Committee of his or her mailing address and each change of mailing address to the extent that he or she has not previously informed the Company thereof. In addition, each Executive shall furnish the Committee with any other information and data that the Committee reasonably considers necessary for the proper administration of this Plan and the Executive's Agreements. The information provided by the Executive under this Section 10.02 shall be binding upon the Executive, his or her dependents and any beneficiaries for all purposes of this Plan and the Agreements. The Committee shall be entitled to rely on any representations regarding personal facts made by a Executive, his or her dependents or beneficiaries, unless it has knowledge that such representations are false.

     10.03 Payments to Beneficiary. If an Executive dies before receiving amounts to which he or she is entitled under this Plan or any Agreement, such amounts shall be paid to the Beneficiary (as defined below) or if none, to the Executive's estate. If a Beneficiary dies before complete payment of any benefits attributable to a deceased Executive, the remaining benefits shall be paid the Beneficiary's estate. For purposes of this Plan, a "Beneficiary" shall mean any person, firm, corporation, partnership, venture or other entity of any kind, including without limitation any entity which is tax-exempt under Section 501(c)(3) of the Internal Revenue Code, designated in writing by an Executive in accordance with procedures established by the Committee.

     10.04 Notices. Any notice, request, election, or other official communication under this Plan or any Agreement shall be in writing and shall be delivered personally, by courier service, by registered or certified mail, return receipt requested or (in the case of the Company, the CEO or the HR Official (as defined in the Agreements)) by facsimile, and shall be effective upon actual receipt by the party to which such notice shall be directed, and shall be addressed as follows: (i) if to the Company, or McDonald's Corporation, One McDonald's Plaza, Oak Brook IL 60523, Attention: Corporate Secretary, facsimile: (630) 623-0497, (ii) if to the CEO or the HR Official, to such official at One McDonald's Plaza, Oak Brook, Illinois 60523, facsimile: (630) 623-7409, and (iii) if to an Executive, the last mailing address as specified by the Executive in accordance with Section 10.02 above.

     10.05 Right to Amend Compensation Plans and Employee Plans. Nothing in this Plan or any Agreement shall be construed to limit the ability of the Company to amend or terminate any of the Compensation Plans and Employee Plans, and any such terminations or amendments shall be effective as to the Executives.

     10.06 Non-Alienation. No Executive shall have the right to assign, transfer or anticipate an interest in any benefit under this Plan or any Agreement.

     10.07 Severability. If any one or more articles, sections or other portions of this Plan or of any Agreement are declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any article, section or other portion not so declared to be unlawful or invalid. Any article, section or other portion so declared to be unlawful or invalid shall be construed so as to effectuate the terms of such article, section or other portion to the fullest extent possible while remaining lawful and valid.

     10.08 No Waiver. The Company's or an Executive's failure to insist upon strict compliance with any provision of this Plan or of any Agreement shall not be deemed a waiver of such provision or any other provision of this Plan or of any Agreement. The Company or an Executive may waive any or all of the provisions of this Plan or of any Agreement only by signing a document to that effect. A waiver of any provision of this Plan or of any Agreement shall not be deemed a waiver of any other provision, and any waiver of any default in any such provision shall not be deemed a waiver of any later default thereof or of any other provision.

     10.09 Governing Law. This Plan is an "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). It is intended to constitute a "welfare plan" within the meaning of Section 3(1) of ERISA, but to the extent it is held to be a "pension plan" within the meaning of Section 3(2) of ERISA, it constitutes an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees. To the extent not preempted by federal law, this Plan and all Agreements shall be interpreted and construed in accordance with the laws of the State of Illinois, without regard to any otherwise applicable conflicts of law or choice of law principles.

     10.10 Captions. The captions of the Sections and Articles of this Plan are not a part of the provisions hereof and shall have no force or effect.

     10.11 No Mitigation or Offset. In no event shall any Executive or the Company be obligated to take any action by way of mitigation of any damages caused by the breach by the Company or any Executive, as applicable, of its, his or her obligations under this Plan. No Executive's Termination Benefits shall be reduced by any compensation that the Executive earns after his or her Date of Termination from employment or self-employment, provided that such employment or self-employment does not violate the Executive's obligations under his or her Agreements.

                                       McDONALD'S CORPORATION

                                        /s/ Robert N. Thurston
                                       -----------------------------------------
                                       By:     Robert N. Thurston
                                       Title:  Chairman, Compensation Committee
                                       Date:   October 29, 2002

                                   Appendix A

-----------------------------------------------------------------------------------------------------------------
                                                                                              Percentage for
                                                                                               Salary During
                                                                                                 Continued
                                                                                                Employment
   Tier                 Name                Plan Start Date            End Date                   Period
-----------------------------------------------------------------------------------------------------------------
    I           Jack M. Greenberg           April 29, 1998           April 29, 2003                 50%
-----------------------------------------------------------------------------------------------------------------
   II           Claire H. Babrowski         October 1, 1998          October 1, 2001                35%
-----------------------------------------------------------------------------------------------------------------
   II           James A. Skinner            October 1, 1998          October 1, 2001                35%
-----------------------------------------------------------------------------------------------------------------
   II           Stanley R. Stein            October 1, 1998          October 1, 2001                35%
-----------------------------------------------------------------------------------------------------------------
   III          Charles Bell                October 29, 2002         October 29, 2005               35%
-----------------------------------------------------------------------------------------------------------------
   III          Michael J. Roberts          October 29, 2002         October 29, 2005               35%
-----------------------------------------------------------------------------------------------------------------
   III          Gloria Santona              October 29, 2002         October 29, 2005               35%
-----------------------------------------------------------------------------------------------------------------
   III          Jack Daly                   October 29, 2002         October 29, 2005               35%
-----------------------------------------------------------------------------------------------------------------
   III          Eduardo Sanchez             October 29, 2002         October 29, 2005               35%
-----------------------------------------------------------------------------------------------------------------
   III          Matthew H. Paull            October 29, 2002         October 29, 2005               35%
-----------------------------------------------------------------------------------------------------------------
   III          Lynn Crump-Caine            October 29, 2002         October 29, 2005               35%
-----------------------------------------------------------------------------------------------------------------
   III          Mats Lederhausen            October 29, 2002         October 29, 2005               35%
-----------------------------------------------------------------------------------------------------------------
   III          Russell P. Smyth            October 29, 2002         October 29, 2005               35%
-----------------------------------------------------------------------------------------------------------------

                                   Appendix B
                             Index of Defined Terms

Accrued Obligations .............................................Section 7.01(A)
Accrued Salary ..................................................Section 7.01(A)
Affected Executive ....................................................Article 9
Agreement .......................................................Section 1.02(b)
Annual Base Salary .......................................... Section 4.02(a)(i)
Annual Bonus ....................................................Section 4.02(b)
Beneficiary .......................................................Section 10.03
Board ..............................................................Section 2.01
Cause ..............................................................Section 6.02
CEO .............................................................Section 4.01(b)
Change-in-Status Date ...........................................Section 4.01(a)
Claim ...........................................................Section 2.13(a)
Claimant ........................................................Section 2.13(a)
Committee ..........................................................Section 2.01
Company ............................................................Introduction
Compensation Plans ..............................................Section 1.02(d)
Continued Employment Period ........................................Section 5.01
Continued Employment Period Agreement ...........................Section 1.02(c)
Continued Employment Period Salary .................................Section 5.02
Current Restatement Date ...........................................Introduction
Date of Termination ................................................Section 6.06
Deferred Compensation Plans .....................................Section 1.02(e)
Disability .........................................................Section 6.01
Disability Effective Date ..........................................Section 6.01
Disability Plan ....................................................Section 6.01
Discount Rate ...................................................Section 7.01(B)
Earned Bonus ....................................................Section 7.01(C)
Effective Date .....................................................Introduction
Employee Plans ..................................................Section 1.02(d)
Employment Periods ..............................................Section 1.02(a)
End Date .............................................................Appendix A
Executives ......................................................Section 1.02(a)
Full Target Percentage ......................................Section 4.02(b)(ii)
Good Reason ........................................................Section 6.03
HR Official .......................................................Section 10.04
LTIP ............................................................Section 4.02(c)
LTIP Awards .....................................................Section 4.02(c)
Notice of Termination ..............................................Section 6.05
Objection ..........................................................Section 6.01
Plan ...............................................................Introduction
Plan Administrator .................................................Section 2.02

Prorated Annual Bonus ......................................Section 4.02(b)(iii)
Relevant Prior Benefits .........................................Section 1.02(c)
Retention Period ......................................................Article 3
Severance Benefit ...............................................Section 7.01(D)
Target Percentage ...............................................Section 7.01(E)
Termination Agreement ...........................................Section 1.02(b)
Termination Benefits ............................................Section 1.02(b)
Termination Payments ............................................Section 7.01(a)
Tier I Executive .....................................................Appendix A
Tier II Executive ....................................................Appendix A
Tier III Executive ...................................................Appendix A
TIP .............................................................Section 4.02(b)
Transition Benefits .............................................Section 4.01(a)
Transition Officer ..............................................Section 4.01(a)
Transition Period ...............................................Section 4.01(d)
Transition Period Agreement .....................................Section 1.02(b)
Violation .......................................................Section 1.02(c)
Welfare Benefit .................................................Section 7.01(F)
Years of Service ................................................Section 4.01(d)

                                    EXHIBIT A
                       FORM OF TRANSITION PERIOD AGREEMENT

     THIS TRANSITION PERIOD AGREEMENT (this "Agreement") is entered into as of this __ day of ____, ____, by and between McDonald's Corporation, a Delaware corporation (the "Company") and _____ (the "Executive"), pursuant to the Company's Executive Retention Plan (the "Plan"), a copy of which is attached hereto as Exhibit A.

                              W I T N E S S E T H:
                              - - - - - - - - - --

     WHEREAS, the Executive is a Tier __ Executive under the Plan; and

     WHEREAS, if the Executive complies with his/her obligations under the Plan, he/she will hereafter be entitled to substantial compensation and benefits under the Plan to which he/she would not otherwise be entitled; and

     WHEREAS, the Executive is required under the Plan to execute this Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Definitions. Capitalized terms used but not defined in this Agreement shall have the meanings given to them in the Plan. The following terms shall have the meanings set forth below:

          Agreement: defined in the first paragraph above.

          Company: defined in the first paragraph above.

          Company Property: all records, documents, materials, papers, computer records or print-outs belonging to McDonald's, including without limitation those containing Confidential Information and Trade Secrets.

          Competing Business: any Person (and any branches, offices or operations thereof) that is a material and direct competitor of McDonald's in any country in the world or in any state of the United States by virtue of selling, manufacturing, processing or promoting any product that is substantially similar to, competes with, or is intended to compete with, replace, or duplicate in the market any product that was sold or under development by McDonald's during the five years (or shorter period of the Executive's employment with the Company) preceding the date of execution of this Agreement or with respect to which the Executive has had specific knowledge and involvement.

          Confidential Information and Trade Secrets: all valuable and unique tangible and intangible information and techniques acquired, developed or used by McDonald's relating to its business, operations, employees and customers, which gives McDonald's a competitive advantage in the businesses in which McDonald's is engaged, including without limitation processes, methods, techniques, systems, computer data, formulae, patents, models, devices, compilations, customer lists, supplier lists or any information of whatever nature that gives McDonald's an opportunity to obtain an advantage over competitors who do not know or use such data or information.

          Executive: defined in the first paragraph above.

          HR Official: the Company's Senior Executive Vice President of Human Resources (or any successor position).

          McDonald's: the Company and its subsidiaries, divisions, affiliates and related companies.

          McDonald's-Related Person: any director, officer, employee or franchisee of the Company or any of its subsidiaries, divisions, affiliates and related companies.

          Other Separation Benefits: defined in Section 9(c) below.

          Person: a person, firm, corporation, partnership, venture or other entity of any kind.

          Plan: defined in the first paragraph above.

          Recovery Period: defined in Section 10(c)(iii) below.

          Release Date: the Executive's Change-in-Status Date.

          Released Persons: defined in Section 9(a) below.

          Specified Competitors: the entities listed on Exhibit B hereto and their respective subsidiaries and affiliates, as required by Section 1.02(b) of the Plan.

          Stock Option Gains: defined in Section 10(c)(iv) below.

          Violation: defined in Section 8(a) below.

     2. Relationship of Agreement to Plan. The Executive hereby agrees to be bound by the terms of the Plan, and to fulfill all of his/her obligations under the Plan, including without limitation to render services as set forth in the Plan and to execute additional Agreement(s) as and when required by the Plan. The provisions of the Plan, including without limitation the provision regarding administration in Article 2 of the Plan, are applicable to this Agreement and to the obligations of the Company and the Executive hereunder, and are hereby incorporated by reference into this Agreement. However, any amendments made to the Plan after the date of this Agreement will not apply to the Executive.

     3. Circumstances Requiring Agreement. The Executive has given notice pursuant to Section 4.01 of the Plan of his/her election to become a Transition Officer[, and the

CEO]/1/ [Committee]/2/ has consented to such election]/3/. Accordingly, the Executive's Change-in-Status Date shall be _____, ____ and the Executive's Transition Period shall be the period from _____, ____ to _____, ____. This Agreement constitutes the Executive's Transition Period Agreement.

     4. Compensation and Benefits. During the Executive's Transition Period, the Executive shall receive the compensation and benefits provided for in Article 4 of the Plan, subject to the Executive's compliance with the requirements of the Plan and this Agreement. In addition, if the Executive remains employed through the end of the Transition Period and otherwise complies with the requirements of the Plan and this Agreement, including without limitation executing and not revoking a Continued Employment Period Agreement, the Executive shall receive the compensation and benefits provided for in Article 5 of the Plan during his/her Continued Employment Period. Finally, upon the termination of the Executive's employment, he/she shall receive the compensation and benefits (if any) provided for in such circumstances under Article 7 of the Plan.

     5. Company Property and Confidentiality.

          (a) Acknowledgements. The Executive acknowledges that (i) it is the policy of McDonald's to maintain as secret and confidential all Confidential Information and Trade Secrets; (ii) all Confidential Information and Trade Secrets are the sole and exclusive property of McDonald's; and (iii) disclosure of Confidential Information and Trade Secrets would cause significant damage to McDonald's.

          (b) Company Property. The Executive agrees to turn all Company Property over to the CEO or the CEO's designee, at or as promptly as practicable following the execution of this Agreement, except for Company Property that is necessary to perform his or her assigned functions during the Transition Period or the Continued Employment Period. The Executive also agrees to turn any Company Property that the Executive retains after the date of this Agreement pursuant to the preceding sentence over to the CEO or the CEO's designee as soon as it is no longer necessary for the Executive to retain such Company Property in order to perform such assigned functions, and in any event not later than the last day of the Executive's employment with the Company.

          (c) Confidentiality. The Executive shall not, without obtaining the Company's consent pursuant to Section 7 below, use, disclose, furnish or make accessible to any Person any Confidential Information and Trade Secrets obtained during the Executive's employment with the Company at any time (including, without limitation, during or after the Retention Period, the Transition Period or the Continued Employment Period) for so long as such information remains confidential or secret, except as required by the duties of the Executive's employment with the Company.

     6. Other Covenants.

______________________

/1/  For Agreements other than with the CEO.

/2/  For Agreements with the CEO.

/3/ Include only if the Change-in-Status Date is before the Executive's 62nd birthday.

          (a) Acknowledgements. The Executive acknowledges that McDonald's is engaged in a highly competitive, global business that requires the preservation of Confidential Information and Trade Secrets. The Executive further acknowledges that McDonald's has near-permanent relationships with vendors, affiliates, customers, suppliers, manufacturers, alliance partners, employees and service organizations, which McDonald's has a legitimate interest in protecting. Finally, the Executive acknowledges that the covenants set forth in this Section 6 are reasonable under the circumstances, that he or she has the skill and ability to find alternative commensurate work not in violation of such covenants and the Executive has the wherewithal to support himself/herself and his/her family without violating such covenants, including without limitation the covenant not to compete provided for in Section 6(b) below.

          (b) Noncompetition. The Executive agrees to not work for or provide services to a Competing Business or to the Specified Competitors during the portion of his/her Employment Periods that follows the date of execution of the Agreement and for two years following any termination of the Executive's employment.

          (c) Other Covenants. In addition, the Executive shall not, at any time during the Executive's employment with the Company:

               (i) Promote, sell or create any product sold by a Competing Business or a Specified Competitor;

               (ii) Provide marketing services, consultation or services to enhance the sales of a Competing Business or a Specified Competitor; or

               (iii) Use the McDonald's name or any other brand name of McDonald's, or the fact of the Executive's affiliation or former affiliation with McDonald's, in any manner that aids or benefits, or is intended to aid or benefit, a Competing Business or a Specified Competitor.

          (d) Exceptions. It shall not be considered a violation of this Section 6 for the Executive to engage in any of the following:

               (i) The performance of services for and on behalf of an investment banking or commercial banking, auditing or consulting firm during the Continued Employment Period or at any time after the termination of the Executive's employment, so long as the Executive is not personally engaged in rendering services to or soliciting business of a Competing Business or any of the Specified Competitors; and

               (ii) Being the record or beneficial owner of up to one (1) percent of the outstanding voting securities of any publicly traded entity, provided that such investment does not create a conflict of interest between the Executive's duties hereunder and the Executive's interest in such investment or otherwise violate the Company's rules and policies (including without limitation the Standards of Business Conduct).

          (e) No Solicitation or Hiring of Employees. The Executive shall not, during the portion of his/her Employment Periods that follows the date of execution of the Agreement and for two years following any termination of the Executive's employment, solicit or attempt to solicit any employee (other than the Executive's administrative assistant), consultant, franchisee, supplier or independent contractor of McDonald's to terminate, alter, or lessen that party's affiliation with McDonald's or to interfere with or violate the terms of any agreement or understanding between such entity, employee or person and McDonald's.

          (f) No Disparagement. The Executive shall not, during the portion of his/her Employment Periods that follows the date of execution of the Agreement and for three years following any termination of the Executive's employment, (i) make any public disclosures or publish any articles or books about McDonald's, its business or any McDonald's-Related Person, or grant an interview to any representative of the public media, without the prior written consent of the CEO, or (ii) intentionally publish any statement or make any disclosure about McDonald's, its business or any McDonald's-Related Person that is disparaging, derogatory or otherwise casts a bad light on McDonald's, its business or any McDonald's-Related Person.

     7. Consent Procedure.

          (a) Seeking Consent. The Executive may seek the Company's consent to engage in any of the activities prohibited by Section 6 above, by providing written notice thereof to the Company addressed to the HR Official [or to the CEO]/4/, including a full and complete disclosure in writing to the Company of all the relevant facts, including without limitation the services to be rendered or activities to be engaged in, places of employment, performance of services or activities, compensation to be paid, expertise to be provided, amount to be invested, stock or debt to be received, and business plan or plans to be executed by such entity or person. The Company thereafter shall have fourteen (14) calendar days to consider the Executive's contemplated activities as disclosed and shall in writing, either consent or object to such activities. It is agreed that consent shall not be unreasonably withheld.

          (b) Binding Decisions. All decisions of the Company under this Section 7 shall be final and binding upon the Executive, and the Executive shall not engage in any such activities if the Company shall object.

     8. Legal Compulsion.

          (a) Notice. If the Executive reasonably and in good faith believes that he or she is or may be compelled by law or by a court or governmental agency by a proper proceeding to disclose Confidential Information and Trade Secrets, or to make a statement or take other action that would, absent this Section 8, violate Section 6(f) above (each such disclosure, statement or action, a "Violation"), then the Executive shall give the Company written notice thereof as far in advance of such Violation as is lawful and

__________________

/4/  Do not include in an Agreement signed by the CEO.

     practicable, shall cooperate (at the Company's sole expense) with the Company in its efforts to prevent such Violation from being compelled, and shall limit his or her Violation to the minimum compelled by law or court order, except to the extent the Company agrees otherwise in writing.

          (b) No Violation. If the Executive complies with the foregoing procedure to the greatest extent possible without violating applicable law, then the Executive shall not be deemed to have breached Section 5(c) or 6(f) above, as applicable, as a result of the Violation.

     9. Release Provisions. For the entire period of the Executive's employment by the Company, including his Retention Period, up to the Release Date:

          (a) Release. The Executive understands, intends and agrees that this
     Section 9 constitutes full, complete and final satisfaction of all claims, demands, lawsuits or actions of any kind, whether known or unknown, against McDonald's and/or their respective directors, officers or employees (with McDonald's, collectively, the "Released Persons"), arising at any time up to and including the Release Date, and the Executive hereby forever releases each Released Person from all such matters. This includes, but is not limited to, a release of claims, demands, lawsuits and actions of any kind relating to any employment or application for employment or franchise, claims relating to resignation and/or cessation of employment, claims alleging breach of contract of any tort, claims for wrongful termination, defamation, intentional infliction of emotional distress, personal injury, violation of public policy and/or negligence related to employment or resignation, claims under Title VII of the Civil Rights Act of 1964, as amended, Section 1981 of the Civil Rights Act of 1866, as amended, the Age Discrimination in Employment Act of 1967, as amended, the Rehabilitation Act of 1973, the Americans with Disabilities Act of 1990, the Employee Retirement Income Security Act of 1974, as amended, the Worker Adjustment and Retraining Notification Act, the Family and Medical Leave Act of 1993, the Illinois Human Rights Act, or any other state, Federal or local law prohibiting discrimination, and claims based on any other law, regulation, or common law, whether before any Federal, state or local agency, in any court of law or before any other forum. Notwithstanding the foregoing, the Executive's release shall not extend to any claims (i) for benefits under Employee Plans that are qualified under Section 401(a) of the Internal Revenue Code, (ii) for compensation or benefits to which the Executive is entitled under the Plan as provided in Section 4 above, (iii) for compensation or benefits under any Employee Plan or Compensation Arrangement to which the Executive is entitled by the terms thereof, except as provided otherwise in Section 9(c) below and except to the extent such entitlements are specifically amended or eliminated by the Plan, or (iv) for indemnification under the Company's policy on indemnification of officers and directors and coverage under any related insurance policies.

          (b) Advice, Time to Consider and Revocation. [The Executive is hereby advised to consult with an attorney prior to executing this Agreement. The Executive is further advised that he/she has a period of 21 days within which to consider the terms of this Agreement and whether or not to execute it. In addition, for a period of 7 days following the Executive's execution of this Agreement, he/she has the right to revoke this Agreement, and no portion of this Agreement shall become effective or enforceable until such revocation period has expired.]/5/

          (c) Other Benefits. The Executive acknowledges and agrees that the payments and benefits provided to the Executive under the Plan are in lieu of any payments, benefits or arrangements to which the Executive might otherwise be entitled to under any Employee Plan or other plan or arrangement which provides for severance or separation ("Other Separation Benefits"), and the Executive hereby waives any and all rights and claims that he or she may now or hereafter have to any Other Separation Benefits; provided, that the foregoing waiver shall not apply to any right the Executive may have to any gross-up payments related to the excise tax on excess parachute payments imposed by Section 4999 of the Internal Revenue Code under any change of control employment agreement with the Company. The foregoing shall not be construed as affecting in any manner the Executive's benefits and entitlements (if any) under any Employee Plan that provides pension or retiree medical or life insurance benefits.

          (d) Acknowledgments. The Executive acknowledges having read and understood the provisions of this Section 9 as well as the other provisions of this Agreement, and represents that his/her execution of this Agreement constitutes his/her knowing and voluntary act, made without coercion or intimidation. The Executive acknowledges and agrees that the release set forth in this Section 9 is being given only in exchange for consideration in addition to anything of value to which the Executive already is entitled. The Executive finally agrees not to file any lawsuits against the Company or any of the released entities or persons with respect to claims covered by the release given in this Section 9.

     10. Remedies.

          (a) Acknowledgments. In recognition of the confidential nature of the Confidential Information and Trade Secrets, and in recognition of the necessity of the limited restrictions imposed by the Agreement, the Executive acknowledges it would be impossible to measure solely in money the damages which McDonald's would suffer if the Executive were to breach any of his/her obligations under Sections 5 and 6 above. The Executive also acknowledges that his/her breach of any such obligations would irreparably injure the Company.

          (b) Entitlement to Injunctive Relief. If the Executive breaches any of his/her obligations under Sections 5 and 6 above, McDonald's shall be entitled, in addition to any other remedies to which McDonald's may be entitled under the Agreement or otherwise, to an injunction issued by a court of competent jurisdiction, to restrain any breach or threatened breach, of such provisions, and the Executive waives any right to assert any claim or defense that McDonald's has an adequate remedy at law for any such

_______________________

/5/ This language may be deleted or modified by the Company, depending upon individual circumstances and/or changes in law relating to age discrimination or otherwise.

     breach and any right to require, or request a court to require, that McDonald's post a bond in connection therewith.

          (c) Effect on Other Benefits. In the event of a breach by the Executive of any of his/her obligations under this Agreement, excluding for this purpose an isolated, insubstantial and inadvertent action, the Company shall be entitled to:

               (i) discontinue any and all payments and other benefits to which the Executive or his/her beneficiaries would otherwise be entitled pursuant to this Agreement and/or the Plan;

               (ii) terminate any and all unexercised stock options then held by the Executive or by any transferee of the Executive;

               (iii) in the case of any such breach occurring after the Executive's Change-in-Status Date, require the Executive to repay to the Company the aggregate amount of cash payments received by the Executive from the Company pursuant to this Agreement and/or the Plan during the period commencing on the Executive's Change-in-Status Date and ending on the date on which the Company requests such repayment (the "Recovery Period"); and

               (iv) in the case of any such breach occurring after the Executive's Change-in-Status Date, require the Executive to pay to the Company any Stock Option Gains (as defined in the next two sentences). "Stock Option Gains" with respect to the Executive's stock options that were not vested as of his or her Change-in-Status Date means the aggregate amount of any gain recognized upon exercise of such stock options during the Recovery Period. "Stock Option Gains" with respect to the Executive's stock options that were vested as of his or her Change-in-Status Date means the excess, if any, of (A) the aggregate amount of any gain recognized upon exercise of such stock options during the Recovery Period, over (B) the amount of gain that would have been recognized, had such exercises instead occurred on the Executive's Change-in-Status Date.

     11. Successors. This Agreement shall be binding upon and inure to the benefit of the Company and the Executive and their respective heirs, representatives and successors.

     12. Jurisdiction and Venue. Any action arising under this Agreement or between the Company and the Executive shall be instituted and brought exclusively under the jurisdiction and venue of the appropriate state or federal courts for the City of Oak Brook, Illinois, County of DuPage. The Executive hereby consents to the exclusive jurisdiction of said courts regardless of where the Executive may be domiciled at the time such suit is brought. It is further agreed that in the event the Company shall be required to institute any proceedings to enforce the terms of this Agreement, then the Company shall be entitled to recover its attorney fees and attendant expenses as part of any recovery.

     13. Captions. The captions of the Sections of and Exhibits to this Agreement are not a part of the provisions hereof and shall have no force or effect.

     14. Entire Agreement. This Agreement, together with the Plan, contain the entire agreement between the parties, and supersede any and all previous agreements, written or oral, between the Executive and the Company relating to the subject matter hereof. No amendment or modification of the terms of this Agreement shall be binding upon the parties hereto unless reduced to writing and signed by each of the parties hereto.

     15. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original.

     16. Severability. If any one or more Sections or other portions of this Agreement are declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any Section or other portion not so declared to be unlawful or invalid. Any Section or other portion so declared to be unlawful or invalid shall be construed so as to effectuate the terms of such Section or other portion to the fullest extent possible while remaining lawful and valid.

     17. Governing Law. To the extent not preempted by federal law, this Agreement shall be interpreted and construed in accordance with the laws of the State of Illinois, without regard to any otherwise applicable conflicts of law or choice of law principles.

     IN WITNESS WHEREOF, the Executive has hereunto set his hand, and the Company has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.

                             McDONALD'S CORPORATION

                             By:
                                ---------------------------------------
                             Title:
                                   ------------------------------------




                             ------------------------------------------
                             [NAME]

                                    EXHIBIT A
                                    ---------

                            Executive Retention Plan
                            ------------------------

                                    [Attach]

                                    EXHIBIT B
                                    ---------

                              Specified Competitors
                              ---------------------

       [List of 25 to be inserted upon preparation of specific Agreement]

                                    EXHIBIT B
                  FORM OF CONTINUED EMPLOYMENT PERIOD AGREEMENT

     THIS CONTINUED EMPLOYMENT PERIOD AGREEMENT (this "Agreement") is entered into as of this __ day of ____, ____, by and between McDonald's Corporation, a Delaware corporation (the "Company") and _____ (the "Executive"), pursuant to the Company's Executive Retention Plan (the "Plan"), a copy of which is attached hereto as Exhibit A.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Executive is a Tier __ Executive under the Plan; and

     WHEREAS, if the Executive complies with his/her obligations under the Plan, he/she will hereafter be entitled to substantial compensation and benefits under the Plan to which he/she would not otherwise be entitled; and

     WHEREAS, during the Executive's Transition Period, the Executive has received substantial compensation and benefits under the Plan to which he/she would not otherwise have been entitled; and

     WHEREAS, the Executive is required under the Plan to execute this Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Definitions. Capitalized terms used but not defined in this Agreement shall have the meanings given to them in the Plan. The following terms shall have the meanings set forth below:

          Agreement: defined in the first paragraph above.

          Company: defined in the first paragraph above.

          Company Property: all records, documents, materials, papers, computer records or print-outs belonging to McDonald's, including without limitation those containing Confidential Information and Trade Secrets.

          Competing Business: any Person (and any branches, offices or operations thereof) that is a material and direct competitor of McDonald's in any country in the world or in any state of the United States by virtue of selling, manufacturing, processing or promoting any product that is substantially similar to, competes with, or is intended to compete with, replace, or duplicate in the market any product that was sold or under development by McDonald's during the five years (or shorter period of the Executive's employment with the Company) preceding the date of execution of this Agreement or with respect to which the Executive has had specific knowledge and involvement.

          Confidential Information and Trade Secrets: all valuable and unique tangible and intangible information and techniques acquired, developed or used by McDonald's relating to its business, operations, employees and customers, which gives McDonald's a competitive advantage in the businesses in which McDonald's is engaged, including without limitation processes, methods, techniques, systems, computer data, formulae, patents, models, devices, compilations, customer lists, supplier lists or any information of whatever nature that gives McDonald's an opportunity to obtain an advantage over competitors who do not know or use such data or information.

          Executive: defined in the first paragraph above.

          HR Official: the Company's Senior Executive Vice President of Human Resources (or any successor position).

          McDonald's: the Company and its subsidiaries, divisions, affiliates and related companies.

          McDonald's-Related Person: any director, officer, employee or franchisee of the Company or any of its subsidiaries, divisions, affiliates and related companies.

          Other Separation Benefits: defined in Section 9(c) below.

          Person: a person, firm, corporation, partnership, venture or other entity of any kind.

          Plan: defined in the first paragraph above.

          Recovery Period: defined in Section 10(c)(iii) below.

          Release Date: the last day of the Executive's Transition Period.

          Released Persons: defined in Section 9(a) below.

          Specified Competitors: the entities listed on Exhibit B hereto and their respective subsidiaries and affiliates, as required by Section 1.02(b) of the Plan.

          Stock Option Gains: defined in Section 10(c)(iv) below.

          Violation: defined in Section 8(a) below.

     2. Relationship of Agreement to Plan. The Executive hereby agrees to be bound by the terms of the Plan, and to fulfill all of his/her obligations under the Plan, including without limitation to render services as set forth in the Plan and to execute additional Agreement(s) as and when required by the Plan. The provisions of the Plan, including without limitation the provision regarding administration in Article 2 of the Plan, are applicable to this Agreement and to the obligations of the Company and the Executive hereunder, and are hereby incorporated by reference into this Agreement. However, any amendments made to the Plan after the date of this Agreement will not apply to the Executive.

     3. Circumstances Requiring Agreement. The Executive's Change-in-Status Date shall be _____, ____ and the Executive's Transition Period shall be the period from _____, ____ to _____, ____. This Agreement constitutes the Executive's Continued Employment Period Agreement.

     4. Compensation and Benefits. During the Executive's Continued Employment Period, the Executive shall receive the compensation and benefits provided for in Article 5 of the Plan, subject to the Executive's compliance with the requirements of the Plan and this Agreement. In addition, upon the termination of the Executive's employment, he/she shall receive the compensation and benefits (if any) provided for in such circumstances under Article 7 of the Plan.

     5. Company Property and Confidentiality.

          (a) Acknowledgements. The Executive acknowledges that (i) it is the policy of McDonald's to maintain as secret and confidential all Confidential Information and Trade Secrets; (ii) all Confidential Information and Trade Secrets are the sole and exclusive property of McDonald's; and (iii) disclosure of Confidential Information and Trade Secrets would cause significant damage to McDonald's.

          (b) Company Property. The Executive agrees to turn all Company Property over to the CEO or the CEO's designee, at or as promptly as practicable following the execution of this Agreement, except for Company Property that is necessary to perform his or her assigned functions during the Continued Employment Period. The Executive also agrees to turn any Company Property that the Executive retains after the date of this Agreement pursuant to the preceding sentence over to the CEO or the CEO's designee as soon as it is no longer necessary for the Executive to retain such Company Property in order to perform such assigned functions, and in any event not later than the last day of the Executive's employment with the Company.

          (c) Confidentiality. The Executive shall not, without obtaining the Company's consent pursuant to Section 7 below, use, disclose, furnish or make accessible to any Person any Confidential Information and Trade Secrets obtained during the Executive's employment with the Company at any time (including, without limitation, during or after the Retention Period, the Transition Period or the Continued Employment Period) for so long as such information remains confidential or secret, except as required by the duties of the Executive's employment with the Company.

          6. Other Covenants.

          (a) Acknowledgements. The Executive acknowledges that McDonald's is engaged in a highly competitive, global business that requires the preservation of Confidential Information and Trade Secrets. The Executive further acknowledges that McDonald's has near-permanent relationships with vendors, affiliates, customers, suppliers, manufacturers, alliance partners, employees and service organizations, which McDonald's has a legitimate interest in protecting. Finally, the Executive acknowledges that the covenants set forth in this Section 6 are reasonable under the circumstances, that he or she has the skill and ability to find alternative commensurate work not in violation of such covenants and the Executive has the wherewithal to support himself/herself and his/her family without violating such covenants, including without limitation the covenant not to compete provided for in Section 6(b) below.

          (b) Noncompetition. The Executive agrees to not work for or provide services to a Competing Business or to the Specified Competitors during the portion of his/her Employment Periods that follows the date of execution of the Agreement and for two years following any termination of the Executive's employment.

          (c) Other Covenants. In addition, the Executive shall not, at any time during the Executive's employment with the Company:

               (i) Promote, sell or create any product sold by a Competing Business or a Specified Competitor;

               (ii) Provide marketing services, consultation or services to enhance the sales of a Competing Business or a Specified Competitor; or

               (iii) Use the McDonald's name or any other brand name of McDonald's, or the fact of the Executive's affiliation or former affiliation with McDonald's, in any manner that aids or benefits, or is intended to aid or benefit, a Competing Business or a Specified Competitor.

          (d) Exceptions. It shall not be considered a violation of this
     Section 6 for the Executive to engage in any of the following:

               (i) The performance of services for and on behalf of an investment banking or commercial banking, auditing or consulting firm during the Continued Employment Period or at any time after the termination of the Executive's employment, so long as the Executive is not personally engaged in rendering services to or soliciting business of a Competing Business or any of the Specified Competitors; and

               (ii) Being the record or beneficial owner of up to one (1) percent of the outstanding voting securities of any publicly traded entity, provided that such investment does not create a conflict of interest between the Executive's duties hereunder and the Executive's interest in such investment or otherwise violate the Company's rules and policies (including without limitation the Standards of Business Conduct).

          (e) No Solicitation or Hiring of Employees. The Executive shall not, during the portion of his/her Employment Periods that follows the date of execution of the Agreement and for two years following any termination of the Executive's employment, solicit or attempt to solicit any employee (other than the Executive's administrative assistant), consultant, franchisee, supplier or independent contractor of McDonald's to terminate, alter, or lessen that party's affiliation with McDonald's or to interfere with or violate the terms of any agreement or understanding between such entity, employee or person and McDonald's.

          (f) No Disparagement. The Executive shall not, during the portion of his/her Employment Periods that follows the date of execution of the Agreement and for three years following any termination of the Executive's employment, (i) make any public disclosures or publish any articles or books about McDonald's, its business or any McDonald's-Related Person, or grant an interview to any representative of the public media, without the prior written consent of the CEO, or (ii) intentionally publish any statement or make any disclosure about McDonald's, its business or any McDonald's-Related Person that is disparaging, derogatory or otherwise casts a bad light on McDonald's, its business or any McDonald's-Related Person.

     7. Consent Procedure.

          (a) Seeking Consent. The Executive may seek the Company's consent to engage in any of the activities prohibited by Section 6 above, by providing written notice thereof to the Company addressed to the HR Official [or to the CEO],/1/ including a full and complete disclosure in writing to the Company of all the relevant facts, including without limitation the services to be rendered or activities to be engaged in, places of employment, performance of services or activities, compensation to be paid, expertise to be provided, amount to be invested, stock or debt to be received, and business plan or plans to be executed by such entity or person. The Company thereafter shall have fourteen (14) calendar days to consider the Executive's contemplated activities as disclosed and shall in writing, either consent or object to such activities. It is agreed that consent shall not be unreasonably withheld.

          (b) Binding Decisions. All decisions of the Company under this
     Section 7 shall be final and binding upon the Executive, and the Executive shall not engage in any such activities if the Company shall object.

     8. Legal Compulsion.

          (a) Notice. If the Executive reasonably and in good faith believes that he or she is or may be compelled by law or by a court or governmental agency by a proper proceeding to disclose Confidential Information and Trade Secrets, or to make a statement or take other action that would, absent this Section 8, violate Section 6(f) above (each such disclosure, statement or action, a "Violation"), then the Executive shall give the Company written notice thereof as far in advance of such Violation as is lawful and practicable, shall cooperate (at the Company's sole expense) with the Company in its efforts to prevent such Violation from being compelled, and shall limit his or her Violation to the minimum compelled by law or court order, except to the extent the Company agrees otherwise in writing.

          (b) No Violation. If the Executive complies with the foregoing procedure to the greatest extent possible without violating applicable law, then the Executive shall not
_________________
/1/ Do not include in an Agreement signed by the CEO.

     be deemed to have breached Section 5(c) or 6(f) above, as applicable, as a result of the Violation.

     9. Release Provisions. For the entire period of the Executive's employment by the Company, including his Retention Period, up to the Release Date:

          (a) Release. The Executive understands, intends and agrees that this
     Section 9 constitutes full, complete and final satisfaction of all claims, demands, lawsuits or actions of any kind, whether known or unknown, against McDonald's and/or their respective directors, officers or employees (with McDonald's, collectively, the "Released Persons"), arising at any time up to and including the Release Date, and the Executive hereby forever releases each Released Person from all such matters. This includes, but is not limited to, a release of claims, demands, lawsuits and actions of any kind relating to any employment or application for employment or franchise, claims relating to resignation and/or cessation of employment, claims alleging breach of contract of any tort, claims for wrongful termination, defamation, intentional infliction of emotional distress, personal injury, violation of public policy and/or negligence related to employment or resignation, claims under Title VII of the Civil Rights Act of 1964, as amended, Section 1981 of the Civil Rights Act of 1866, as amended, the Age Discrimination in Employment Act of 1967, as amended, the Rehabilitation Act of 1973, the Americans with Disabilities Act of 1990, the Employee Retirement Income Security Act of 1974, as amended, the Worker Adjustment and Retraining Notification Act, the Family and Medical Leave Act of 1993, the Illinois Human Rights Act, or any other state, Federal or local law prohibiting discrimination, and claims based on any other law, regulation, or common law, whether before any Federal, state or local agency, in any court of law or before any other forum. Notwithstanding the foregoing, the Executive's release shall not extend to any claims (i) for benefits under Employee Plans that are qualified under Section 401(a) of the Internal Revenue Code, (ii) for compensation or benefits to which the Executive is entitled under the Plan as provided in Section 4 above, (iii) for compensation or benefits under any Employee Plan or Compensation Arrangement to which the Executive is entitled by the terms thereof, except as provided otherwise in Section 9(c) below and except to the extent such entitlements are specifically amended or eliminated by the Plan, or (iv) for indemnification under the Company's policy on indemnification of officers and directors and coverage under any related insurance policies.

          (b) Advice, Time to Consider and Revocation. [The Executive is hereby advised to consult with an attorney prior to executing this Agreement. The Executive is further advised that he/she has a period of 21 days within which to consider the terms of this Agreement and whether or not to execute it. In addition, for a period of 7 days following the Executive's execution of this Agreement, he/she has the right to revoke this Agreement, and no portion of this Agreement shall become effective or enforceable until such revocation period has expired.]/2/
___________________
/2/ This language may be deleted or modified by the Company, depending upon individual circumstances and/or changes in law relating to age discrimination or otherwise.

          (c) Other Benefits. The Executive acknowledges and agrees that the payments and benefits provided to the Executive under the Plan are in lieu of any payments, benefits or arrangements to which the Executive might otherwise be entitled to under any Employee Plan or other plan or arrangement which provides for severance or separation ("Other Separation Benefits"), and the Executive hereby waives any and all rights and claims that he or she may now or hereafter have to any Other Separation Benefits; provided, that the foregoing waiver shall not apply to any right the Executive may have to any gross-up payments related to the excise tax on excess parachute payments imposed by Section 4999 of the Internal Revenue Code under any change of control employment agreement with the Company. The foregoing shall not be construed as affecting in any manner the Executive's benefits and entitlements (if any) under any Employee Plan that provides pension or retiree medical or life insurance benefits.

          (d) Acknowledgements. The Executive acknowledges having read and understood the provisions of this Section 9 as well as the other provisions of this Agreement, and represents that his/her execution of this Agreement constitutes his/her knowing and voluntary act, made without coercion or intimidation. The Executive acknowledges and agrees that the release set forth in this Section 9 is being given only in exchange for consideration in addition to anything of value to which the Executive already is entitled. The Executive finally agrees not to file any lawsuits against the Company or any of the released entities or persons with respect to claims covered by the release given in this Section 9.

     10. Remedies.

          (a) Acknowledgements. In recognition of the confidential nature of the Confidential Information and Trade Secrets, and in recognition of the necessity of the limited restrictions imposed by the Agreement, the Executive acknowledges it would be impossible to measure solely in money the damages which McDonald's would suffer if the Executive were to breach any of his/her obligations under Sections 5 and 6 above. The Executive also acknowledges that his/her breach of any such obligations would irreparably injure the Company.

          (b) Entitlement to Injunctive Relief. If the Executive breaches any of his/her obligations under Sections 5 and 6 above, McDonald's shall be entitled, in addition to any other remedies to which McDonald's may be entitled under the Agreement or otherwise, to an injunction issued by a court of competent jurisdiction, to restrain any breach or threatened breach, of such provisions, and the Executive waives any right to assert any claim or defense that McDonald's has an adequate remedy at law for any such breach and any right to require, or request a court to require, that McDonald's post a bond in connection therewith.

          (c) Effect on Other Benefits. In the event of a breach by the Executive of any of his/her obligations under this Agreement, excluding for this purpose an isolated, insubstantial and inadvertent action, the Company shall be entitled to:

               (i) discontinue any and all payments and other benefits to which the Executive or his/her beneficiaries would otherwise be entitled pursuant to this Agreement and/or the Plan;

               (ii) terminate any and all unexercised stock options then held by the Executive or by any transferee of the Executive;

               (iii) in the case of any such breach occurring after the Executive's Change-in-Status Date, require the Executive to repay to the Company the aggregate amount of cash payments received by the Executive from the Company pursuant to this Agreement and/or the Plan during the period commencing on the Executive's Change-in-Status Date and ending on the date on which the Company requests such repayment (the "Recovery Period"); and

               (iv) in the case of any such breach occurring after the Executive's Change-in-Status Date, require the Executive to pay to the Company any Stock Option Gains (as defined in the next two sentences). "Stock Option Gains" with respect to the Executive's stock options that were not vested as of his or her Change-in-Status Date means the aggregate amount of any gain recognized upon exercise of such stock options during the Recovery Period. "Stock Option Gains" with respect to the Executive's stock options that were vested as of his or her Change-in-Status Date means the excess, if any, of (A) the aggregate amount of any gain recognized upon exercise of such stock options during the Recovery Period, over (B) the amount of gain that would have been recognized, had such exercises instead occurred on the Executive's Change-in-Status Date.

     11. Successors. This Agreement shall be binding upon and inure to the benefit of the Company and the Executive and their respective heirs, representatives and successors.

     12. Jurisdiction and Venue. Any action arising under this Agreement or between the Company and the Executive shall be instituted and brought exclusively under the jurisdiction and venue of the appropriate state or federal courts for the City of Oak Brook, Illinois, County of DuPage. The Executive hereby consents to the exclusive jurisdiction of said courts regardless of where the Executive may be domiciled at the time such suit is brought. It is further agreed that in the event the Company shall be required to institute any proceedings to enforce the terms of this Agreement, then the Company shall be entitled to recover its attorney fees and attendant expenses as part of any recovery.

     13. Captions. The captions of the Sections of and Exhibits to this Agreement are not a part of the provisions hereof and shall have no force or effect.

     14. Entire Agreement. This Agreement, together with the Plan, contain the entire agreement between the parties, and supersede any and all previous agreements, written or oral, between the Executive and the Company relating to the subject matter hereof. No amendment or modification of the terms of this Agreement shall be binding upon the parties hereto unless reduced to writing and signed by each of the parties hereto.

     15. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original.

     16. Severability. If any one or more Sections or other portions of this Agreement are declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any Section or other portion not so declared to be unlawful or invalid. Any Section or other portion so declared to be unlawful or invalid shall be construed so as to effectuate the terms of such Section or other portion to the fullest extent possible while remaining lawful and valid.

     17. Governing Law. To the extent not preempted by federal law, this Agreement shall be interpreted and construed in accordance with the laws of the State of Illinois, without regard to any otherwise applicable conflicts of law or choice of law principles.

     IN WITNESS WHEREOF, the Executive has hereunto set his hand, and the Company has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.

                                   McDONALD'S CORPORATION

                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------


                                   ---------------------------------------------
                                   [NAME]

                                    EXHIBIT A
                                    ---------

                            Executive Retention Plan
                            ------------------------

                                    [Attach]

                                    EXHIBIT B
                                    ---------

                              Specified Competitors
                              ---------------------

       [List of 25 to be inserted upon preparation of specific Agreement]

                                    EXHIBIT C
                          FORM OF TERMINATION AGREEMENT

     THIS TERMINATION AGREEMENT (this "Agreement") is entered into as of this __ day of ____, ____, by and between McDonald's Corporation, a Delaware corporation (the "Company") and _____ (the "Executive"), pursuant to the Company's Executive Retention Plan (the "Plan"), a copy of which is attached hereto as Exhibit A.

                              W I T N E S S E T H:
                              - - - - - - - - - --

     WHEREAS, the Executive is a Tier __ Executive under the Plan; and

     WHEREAS, if the Executive complies with his/her obligations under the Plan, he/she will hereafter be entitled to substantial compensation and benefits under the Plan to which he/she would not otherwise be entitled; and

     [WHEREAS, during the Executive's Transition Period [and Continued Employment Period]/1/, the Executive has received substantial compensation and benefits under the Plan to which he/she would not otherwise have been entitled; and]/2/

     WHEREAS, the Executive is required under the Plan to execute this Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Definitions. Capitalized terms used but not defined in this Agreement shall have the meanings given to them in the Plan. The following terms shall have the meanings set forth below:

          Agreement: defined in the first paragraph above.

          Company: defined in the first paragraph above.

          Company Property: all records, documents, materials, papers, computer records or print-outs belonging to McDonald's, including without limitation those containing Confidential Information and Trade Secrets.

          Competing Business: any Person (and any branches, offices or operations thereof) that is a material and direct competitor of McDonald's in any country in the world or in any state of the United States by virtue of selling, manufacturing, processing or promoting any product that is substantially similar to, competes with, or is intended to compete with, replace, or duplicate in the market any product that was sold or under development by McDonald's during the five years (or shorter period of the Executive's


_______________

/1/ Include bracketed phrase in Agreements signed after the Continued Employment Period begins.

/2/  Include bracketed paragraph in Agreements signed after Change-in-Status
     Date.

     employment with the Company) preceding the date of execution of this Agreement or with respect to which the Executive has had specific knowledge and involvement.

          Confidential Information and Trade Secrets: all valuable and unique tangible and intangible information and techniques acquired, developed or used by McDonald's relating to its business, operations, employees and customers, which gives McDonald's a competitive advantage in the businesses in which McDonald's is engaged, including without limitation processes, methods, techniques, systems, computer data, formulae, patents, models, devices, compilations, customer lists, supplier lists or any information of whatever nature that gives McDonald's an opportunity to obtain an advantage over competitors who do not know or use such data or information.

          Executive: defined in the first paragraph above.

          HR Official: the Company's Senior Executive Vice President of Human Resources (or any successor position).

          McDonald's: the Company and its subsidiaries, divisions, affiliates and related companies.

          McDonald's-Related Person: any director, officer, employee or franchisee of the Company or any of its subsidiaries, divisions, affiliates and related companies.

          Other Separation Benefits: defined in Section 9(c) below.

          Person: a person, firm, corporation, partnership, venture or other entity of any kind.

          Plan: defined in the first paragraph above.

          Recovery Period: defined in Section 10(c)(iii) below.

          Release Date: the Executive's Date of Termination.

          Released Persons: defined in Section 9(a) below.

          Specified Competitors: the entities listed on Exhibit B hereto and their respective subsidiaries and affiliates, as required by Section 1.02(b) of the Plan.

          Stock Option Gains: defined in Section 10(c)(iv) below.

          Violation: defined in Section 8(a) below.

     2. Relationship of Agreement to Plan. The provisions of the Plan, including without limitation the provision regarding administration in Article 2 of the Plan, are applicable to this Agreement and to the obligations of the Company and the Executive hereunder, and are hereby incorporated by reference into this Agreement. However, any amendments made to the Plan after the date of this Agreement will not apply to the Executive.

     3. Circumstances Requiring Agreement. The Executive's employment [has terminated] [will terminate] as a result of [insert the appropriate clause from the following:]

          [the expiration of his/her Continued Employment Period]

          [termination by the Company during the Executive's Retention Period, other than for Cause]

          [termination by the Executive for Good Reason during his/her [Retention Period] [Transition Period]]/3/

The Executive's Date of Termination is _____, ____. This Agreement constitutes the Executive's Termination Agreement.

     4. Termination Benefits. [For a Termination Agreement entered into at the end of the Continued Employment Period] The Executive's eligibility for retiree status and retiree benefits for purposes of Compensation Plans and Employee Plans shall be determined by giving the Executive credit for employment from the Change-in-Status Date through the Date of Termination, provided that the Executive properly executes this Agreement, does not revoke this Agreement, and complies with all Agreements that he or she is required under the Plan to execute.

     [For a Termination Agreement entered into in connection with a termination covered by Section 7.01 of the Plan] The Executive shall be entitled to receive Termination Benefits in accordance with Section 7.01 of the Plan, provided that the Executive properly executes this Agreement, does not revoke this Agreement, and complies with all Agreements that he or she is required under the Plan to execute. These Termination Benefits are outlined on Exhibit C hereto.

     5. Company Property and Confidentiality.

          (a) Acknowledgements. The Executive acknowledges that (i) it is the policy of McDonald's to maintain as secret and confidential all Confidential Information and Trade Secrets; (ii) all Confidential Information and Trade Secrets are the sole and exclusive property of McDonald's; and (iii) disclosure of Confidential Information and Trade Secrets would cause significant damage to McDonald's.

          (b) Company Property. The Executive agrees to turn all Company Property over to the CEO or the CEO's designee, at or as promptly as practicable following the execution of this Agreement.

          (c) Confidentiality. The Executive shall not, without obtaining the Company's consent pursuant to Section 7 below, use, disclose, furnish or make accessible to any Person any Confidential Information and Trade Secrets obtained during the Executive's employment with the Company at any time (including, without


______________

/3/  Applies only to Tier I Executives.

     limitation, during or after the Retention Period, the Transition Period or the Continued Employment Period) for so long as such information remains confidential or secret.

     6. Other Covenants.

          (a) Acknowledgements. The Executive acknowledges that McDonald's is engaged in a highly competitive, global business that requires the preservation of Confidential Information and Trade Secrets. The Executive further acknowledges that McDonald's has near-permanent relationships with vendors, affiliates, customers, suppliers, manufacturers, alliance partners, employees and service organizations, which McDonald's has a legitimate interest in protecting. Finally, the Executive acknowledges that the covenants set forth in this Section 6 are reasonable under the circumstances, that he or she has the skill and ability to find alternative commensurate work not in violation of such covenants and the Executive has the wherewithal to support himself/herself and his/her family without violating such covenants, including without limitation the covenant not to compete provided for in Section 6(b) below.

          (b) Noncompetition. The Executive agrees to not work for or provide services to a Competing Business or to the Specified Competitors at any time on or before _____, ____ [insert second anniversary of Date of Termination].

          (c) Exceptions. It shall not be considered a violation of this Section 6 for the Executive to engage in any of the following:

               (i) The performance of services for and on behalf of an investment banking or commercial banking, auditing or consulting firm during the Continued Employment Period or at any time after the termination of the Executive's employment, so long as the Executive is not personally engaged in rendering services to or soliciting business of a Competing Business or any of the Specified Competitors; and

               (ii) Being the record or beneficial owner of up to one (1) percent of the outstanding voting securities of any publicly traded entity, provided that such investment does not create a conflict of interest between the Executive's duties hereunder and the Executive's interest in such investment or otherwise violate the Company's rules and policies (including without limitation the Standards of Business Conduct);

               (iii) The performance of services for a Competing Business or for a Specified Competitor at any time after the termination of the Executive's employment, so long as the Executive does not perform services for or work on a competitive product or a substantially similar product of the Company and has obtained the Company's consent pursuant to Section 8 below.

          (d) No Solicitation or Hiring of Employees. The Executive shall not, at any time on or before _____, ____ [insert second anniversary of Date of Termination], solicit or attempt to solicit any employee (other than the Executive's administrative assistant), consultant, franchisee, supplier or independent contractor of McDonald's to terminate, alter, or lessen that party's affiliation with McDonald's or to interfere with or violate the terms of any agreement or understanding between such entity, employee or person and McDonald's.

          (e) No Disparagement. The Executive shall not, at any time on or before _____, ____ [insert third anniversary of Date of Termination], (i) make any public disclosures or publish any articles or books about McDonald's, its business or any McDonald's-Related Person, or grant an interview to any representative of the public media, without the prior written consent of the CEO, or (ii) intentionally publish any statement or make any disclosure about McDonald's, its business or any McDonald's-Related Person that is disparaging, derogatory or otherwise casts a bad light on McDonald's, its business or any McDonald's-Related Person.

     7. Consent Procedure.

          (a) Seeking Consent. The Executive may seek the Company's consent to engage in any of the activities prohibited by Section 6 above, by providing written notice thereof to the Company addressed to the HR Official [or to the CEO]/4/, including a full and complete disclosure in writing to the Company of all the relevant facts, including without limitation the services to be rendered or activities to be engaged in, places of employment, performance of services or activities, compensation to be paid, expertise to be provided, amount to be invested, stock or debt to be received, and business plan or plans to be executed by such entity or person. The Company thereafter shall have fourteen (14) calendar days to consider the Executive's contemplated activities as disclosed and shall in writing, either consent or object to such activities. It is agreed that consent shall not be unreasonably withheld.

          (b) Specific Activities. Without limiting the generality of the foregoing, such consent shall not be withheld in any case in which an Executive seeks consent to engage in conduct described in Section 6(d)(iii) above and provides the Company with representations in form and substance reasonably satisfactory to the Company that he or she shall not work on or perform services for a competitive product or substantially similar product as described in Section 6(d)(iii) above.

          (c) Binding Decisions. All decisions of the Company under this Section 7 shall be final and binding upon the Executive, and the Executive shall not engage in any such activities if the Company shall object.

     8. Legal Compulsion.

          (a) Notice. If the Executive reasonably and in good faith believes that he or she is or may be compelled by law or by a court or governmental agency by a proper proceeding to disclose Confidential Information and Trade Secrets, or to make a statement or take other action that would, absent this Section 8, violate Section 6(f) above (each such disclosure, statement or action, a "Violation"), then the Executive shall give


_______________

/4/  Do not include in an Agreement signed by the CEO.

     the Company written notice thereof as far in advance of such Violation as is lawful and practicable, shall cooperate (at the Company's sole expense) with the Company in its efforts to prevent such Violation from being compelled, and shall limit his or her Violation to the minimum compelled by law or court order, except to the extent the Company agrees otherwise in writing.

          (b) No Violation. If the Executive complies with the foregoing procedure to the greatest extent possible without violating applicable law, then the Executive shall not be deemed to have breached Section 5(c) or 6(f) above, as applicable, as a result of the Violation.

     9. Release Provisions. For the entire period of the Executive's employment by the Company, including his Retention Period, up to the Release Date:

          (a) Release. The Executive understands, intends and agrees that this
     Section 9 constitutes full, complete and final satisfaction of all claims, demands, lawsuits or actions of any kind, whether known or unknown, against McDonald's and/or their respective directors, officers or employees (with McDonald's, collectively, the "Released Persons"), arising at any time up to and including the Release Date, and the Executive hereby forever releases each Released Person from all such matters. This includes, but is not limited to, a release of claims, demands, lawsuits and actions of any kind relating to any employment or application for employment or franchise, claims relating to resignation and/or cessation of employment, claims alleging breach of contract of any tort, claims for wrongful termination, defamation, intentional infliction of emotional distress, personal injury, violation of public policy and/or negligence related to employment or resignation, claims under Title VII of the Civil Rights Act of 1964, as amended, Section 1981 of the Civil Rights Act of 1866, as amended, the Age Discrimination in Employment Act of 1967, as amended, the Rehabilitation Act of 1973, the Americans with Disabilities Act of 1990, the Employee Retirement Income Security Act of 1974, as amended, the Worker Adjustment and Retraining Notification Act, the Family and Medical Leave Act of 1993, the Illinois Human Rights Act, or any other state, Federal or local law prohibiting discrimination, and claims based on any other law, regulation, or common law, whether before any Federal, state or local agency, in any court of law or before any other forum. Notwithstanding the foregoing, the Executive's release shall not extend to any claims (i) for benefits under Employee Plans that are qualified under Section 401(a) of the Internal Revenue Code, (ii) for Termination Benefits to which the Executive is entitled under the Plan as provided in Section 4 above, (iii) for compensation or benefits under any Employee Plan or Compensation Arrangement to which the Executive is entitled by the terms thereof, except as provided otherwise in Section 9(c) below and except to the extent such entitlements are specifically amended or eliminated by the Plan, or (iv) for indemnification under the Company's policy on indemnification of officers and directors and coverage under any related insurance policies.

          (b) Advice, Time to Consider and Revocation. [The Executive is hereby advised to consult with an attorney prior to executing this Agreement. The Executive is further advised that he/she has a period of 21 days within which to consider the terms of this Agreement and whether or not to execute it. In addition, for a period of 7 days following the Executive's execution of this Agreement, he/she has the right to revoke this Agreement, and no portion of this Agreement shall become effective or enforceable until such revocation period has expired.]/5/

          (c) Other Benefits. The Executive acknowledges and agrees that the payments and benefits provided to the Executive under the Plan are in lieu of any payments, benefits or arrangements to which the Executive might otherwise be entitled to under any Employee Plan or other plan or arrangement which provides for severance or separation ("Other Separation Benefits"), and the Executive hereby waives any and all rights and claims that he or she may now or hereafter have to any Other Separation Benefits; provided, that the foregoing waiver shall not apply to any right the Executive may have to any gross-up payments related to the excise tax on excess parachute payments imposed by Section 4999 of the Internal Revenue Code under any change of control employment agreement with the Company. The foregoing shall not be construed as affecting in any manner the Executive's benefits and entitlements (if any) under any Employee Plan that provides pension or retiree medical or life insurance benefits.

          (d) Acknowledgements. The Executive acknowledges having read and understood the provisions of this Section 9 as well as the other provisions of this Agreement, and represents that his/her execution of this Agreement constitutes his/her knowing and voluntary act, made without coercion or intimidation. The Executive acknowledges and agrees that the release set forth in this Section 9 is being given only in exchange for consideration in addition to anything of value to which the Executive already is entitled. The Executive finally agrees not to file any lawsuits against the Company or any of the released entities or persons with respect to claims covered by the release given in this Section 9.

     10. Remedies.

          (a) Acknowledgements. In recognition of the confidential nature of the Confidential Information and Trade Secrets, and in recognition of the necessity of the limited restrictions imposed by the Agreement, the Executive acknowledges it would be impossible to measure solely in money the damages which McDonald's would suffer if the Executive were to breach any of his/her obligations under Sections 5 and 6 above. The Executive also acknowledges that his/her breach of any such obligations would irreparably injure the Company.

          (b) Entitlement to Injunctive Relief. If the Executive breaches any of his/her obligations under Sections 5 and 6 above, McDonald's shall be entitled, in addition to any other remedies to which McDonald's may be entitled under the Agreement or otherwise, to an injunction issued by a court of competent jurisdiction, to restrain any breach or threatened breach, of such provisions, and the Executive waives any right to assert any claim or defense that McDonald's has an adequate remedy at law for any such


_________________

/5/ This language may be deleted or modified by the Company, depending upon individual circumstances and/or changes in law relating to age discrimination or otherwise.

     breach and any right to require, or request a court to require, that McDonald's post a bond in connection therewith.

          (c) Effect on Other Benefits. In the event of a breach by the Executive of any of his/her obligations under this Agreement, excluding for this purpose an isolated, insubstantial and inadvertent action, the Company shall be entitled to:

               (i) discontinue any and all payments and other benefits to which the Executive or his/her beneficiaries would otherwise be entitled pursuant to this Agreement and/or the Plan;

               (ii) terminate any and all unexercised stock options then held by the Executive or by any transferee of the Executive;

               (iii) in the case of any such breach occurring after the Executive's Change-in-Status Date, require the Executive to repay to the Company the aggregate amount of cash payments received by the Executive from the Company pursuant to this Agreement and/or the Plan during the period commencing on the Executive's Change-in-Status Date and ending on the date on which the Company requests such repayment (the "Recovery Period"); and

               (iv) in the case of any such breach occurring after the Executive's Change-in-Status Date, require the Executive to pay to the Company any Stock Option Gains (as defined in the next two sentences). "Stock Option Gains" with respect to the Executive's stock options that were not vested as of his or her Change-in-Status Date means the aggregate amount of any gain recognized upon exercise of such stock options during the Recovery Period. "Stock Option Gains" with respect to the Executive's stock options that were vested as of his or her Change-in-Status Date means the excess, if any, of (A) the aggregate amount of any gain recognized upon exercise of such stock options during the Recovery Period, over (B) the amount of gain that would have been recognized, had such exercises instead occurred on the Executive's Change-in-Status Date.

     11. Successors. This Agreement shall be binding upon and inure to the benefit of the Company and the Executive and their respective heirs, representatives and successors.

     12. Jurisdiction and Venue. Any action arising under this Agreement or between the Company and the Executive shall be instituted and brought exclusively under the jurisdiction and venue of the appropriate state or federal courts for the City of Oak Brook, Illinois, County of DuPage. The Executive hereby consents to the exclusive jurisdiction of said courts regardless of where the Executive may be domiciled at the time such suit is brought. It is further agreed that in the event the Company shall be required to institute any proceedings to enforce the terms of this Agreement, then the Company shall be entitled to recover its attorney fees and attendant expenses as part of any recovery.

     13. Captions. The captions of the Sections of and Exhibits to this Agreement are not a part of the provisions hereof and shall have no force or effect.

     14. Entire Agreement. This Agreement, together with the Plan, contain the entire agreement between the parties, and supersede any and all previous agreements, written or oral, between the Executive and the Company relating to the subject matter hereof. No amendment or modification of the terms of this Agreement shall be binding upon the parties hereto unless reduced to writing and signed by each of the parties hereto.

     15. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original.

     16. Severability. If any one or more Sections or other portions of this Agreement are declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any Section or other portion not so declared to be unlawful or invalid. Any Section or other portion so declared to be unlawful or invalid shall be construed so as to effectuate the terms of such Section or other portion to the fullest extent possible while remaining lawful and valid.

     17. Governing Law. To the extent not preempted by federal law, this Agreement shall be interpreted and construed in accordance with the laws of the State of Illinois, without regard to any otherwise applicable conflicts of law or choice of law principles.

     IN WITNESS WHEREOF, the Executive has hereunto set his hand, and the Company has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.

                             McDONALD'S CORPORATION

                             By:
                                -------------------------------
                             Title:
                                   ----------------------------


                             ----------------------------------
                             [NAME]

                                    EXHIBIT A
                                    ---------

                            Executive Retention Plan
                            ------------------------

                                    [Attach]

                                    EXHIBIT B
                                    ---------

                              Specified Competitors
                              ---------------------

       [List of 25 to be inserted upon preparation of specific Agreement]

                                    EXHIBIT C
                                    ---------

                              Termination Benefits
                              --------------------

            [To be completed upon preparation of specific Agreement]

Termination Benefits paid in a lump sum as per Section 7.01(a) of the Plan:

         Accrued Obligations:                           $______________________

         Earned Bonus:                                  $______________________

         Severance Benefit:                             $______________________

         Welfare Benefit:                               $______________________

Stock Options that vest and remain exercisable in accordance with Section 7.01(b) of the Plan:

         [List]